PURCHASE AND SALE CONTRACT
                                    BETWEEN
                 CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO L.P.
                                   AS SELLER
                                      AND
                           COLTON REAL ESTATE GROUP,
                            D/B/A THE COLTON COMPANY
                                  AS PURCHASER

                             SANTA ANA, CALIFORNIA
                               TABLE OF CONTENTS
                                                                            Page
ARTICLE 1 DEFINED TERMS                                                       1
ARTICLE 2 PURCHASE AND SALE OF PROPERTY                                       5
ARTICLE 3 PURCHASE PRICE & DEPOSIT                                            5
ARTICLE 4 FINANCING                                                           6
ARTICLE 5 FEASIBILITY PERIOD                                                  6
ARTICLE 6 TITLE                                                              10
ARTICLE 7 CLOSING                                                            14
ARTICLE 8 REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER
                                                                             22
ARTICLE 9  CONDITIONS PRECEDENT TO CLOSING                                   32
ARTICLE 10 BROKERAGE                                                         34
ARTICLE 11 POSSESSION                                                        35
ARTICLE 12 DEFAULTS AND REMEDIES                                             35
ARTICLE 13 RISK OF LOSS OR CASUALTY                                          36
ARTICLE 14 RATIFICATION                                                      38
ARTICLE 15 EMINENT DOMAIN                                                    38
ARTICLE 16 MISCELLANEOUS                                                     38

                           PURCHASE AND SALE CONTRACT

     THIS PURCHASE AND SALE CONTRACT ("Purchase Contract") is entered into as of the _______ day of ________, 1999 (the "Effective Date") by and among CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO L.P., a California limited partnership, having a principal address at c/o AIMCO, 1873 South Bellaire Street, Suite 1700, Denver, Colorado 80222 ("Seller") and COLTON REAL ESTATE GROUP, d/b/a THE COLTON COMPANY, a California corporation, having a principal address at 2301 Campus Drive, Suite 150, Irvine, California 92612 ("Purchaser").

     NOW, THEREFORE WITNESSETH: That for and in consideration of mutual covenants and agreements herein after set forth, Seller and Purchaser hereby agree as follows:

                                    RECITALS
R-1. Seller holds legal title to a parcel of real estate more particularly described in Exhibit A attached hereto and made a part hereof located in Orange, California on each of which improvements have been constructed.
R-2. Purchaser desires to purchase and Seller has agreed to sell such land, improvements and certain associated property, defined below as the "Property" on the terms and conditions set forth below, (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date as defined in this Purchase Contract the Property will be conveyed by grant deed to Purchaser;
R-3. Purchaser has agreed to pay to Seller the Purchase Price for the Property, and Seller has agreed to sell the Property to Purchaser on the terms and conditions set forth below.

                                   ARTICLE 1
                                 DEFINED TERMS

1.1 Terms with initial capital letters in this Purchase Contract shall have the meanings set forth in this Article 1 below.
1.1.1 "BUSINESS DAY" means any day other than a Saturday or Sunday or Federal holiday or legal holiday in the State of California.
1.1.2 "CLOSING" means the consummation of the purchase and sale and related transactions contemplated by this Purchase Contract in accordance with the terms and conditions of this Purchase Contract, including the recordation of a grant deed in the official records of Orange County, California conveying title to the real property to the Purchaser.
1.1.3 "CLOSING DATE" means the date on which date the Closing of the conveyance of the Property is required to be held under the terms and conditions of this Purchase Contract and on which date full payment of the Purchase Price for the Property shall have been paid to and received by Seller in immediately available U. S. funds.
1.1.4 "COMMERCIAL LEASE(S)" means the interest of Seller in and to all leases, subleases and other occupancy agreements, whether or not of record, which provide for the use or occupancy of space or facilities on or relating to the Property, and all amendments and modifications thereto and all guaranties thereof and which are in force as of the Opening Date for the applicable Property.
1.1.5 "EXCLUDED PERMITS" means those Permits which, under applicable law, are nontransferable and such other Permits as may be designated as Excluded Permits on Exhibit 1.1.5, if any, attached hereto.
1.1.6 "FIXTURES AND TANGIBLE PERSONAL PROPERTY" means all fixtures, furniture, furnishings, fittings, equipment, machinery, apparatus, appliances and other articles of personal property now located on the Land or in the Improvements as of the date of this Purchase Contract and used or usable in connection with any present or future occupation or operation of all or any part of the Property. The term "Fixtures and Tangible Personal Property" does not include (i) equipment leased by Seller and the interest of Seller in any equipment provided to the Property for use, but not owned or leased by Seller, or (ii) property owned or leased by Tenants and guests, employees or other persons furnishing goods or services to the Property or (iii) property and equipment owned by Seller, which in the ordinary course of business of the Property is not used exclusively for the business, operation or management of the Property or (iv) the property and equipment, if any, expressly identified in Exhibit 1.1.6-A. A list of Fixtures and Tangible Personal Property is attached hereto as Exhibit 1.1.6-B.
1.1.7 "IMPROVEMENTS" means all buildings and improvements located on the Land taken "as is" containing approximately 163,355 gross square feet of suburban office park.
1.1.8 "LAND" means all of that certain tract of land located in Orange County, California commonly known as Town Center Plaza 1971 and 1901 East 4th Street, 515 North Cabrillo Park Drive, and 525 Cabrillo Park Drive, Santa Ana, CA 97201, Santa Ana, California more particularly described in Exhibit A attached hereto and made a part hereof and all rights, privileges and appurtenances pertaining thereto.
1.1.9 "MAJOR TENANTS" means Ryder Truck Service, Children's Home Society, Volunteer Center of Orange County, National Creditors and Benefit Equity Plans.
1.1.10 "MISCELLANEOUS PROPERTY ASSETS" means all contract rights, leases, concessions, warranties, plans, drawings, approvals, blueprints, specifications, guarantees, names, trade names and other items of intangible personal property relating to the ownership or operation of the Property and owned by Seller, excluding, however, (i) receivables, (ii) Property Contracts, (iii) Commercial Leases, (iv) Permits, (v) cash or other funds, whether in petty cash or house "banks," or on deposit in bank accounts or in transit for deposit, (vi) refunds, rebates or other claims, or any interest thereon, for periods or events occurring prior to the Closing Date, (vii) utility and similar deposits, (viii) insurance or other prepaid items or (ix) books and records, except to the extent that Seller receives a credit on the Closing Statement for any such item.
1.1.11 "PERMITS" means all licenses and permits granted by governmental authorities having jurisdiction over the Property in respect of the matter to which the applicable license or permit applies and owned by Seller or used in or relating to the ownership, occupancy or operation of the Property or any part thereof not subject to a Commercial Lease.
1.1.12 "PERMITTED EXCEPTIONS" means those exceptions or conditions permitted to encumber the title to the Property in accordance with the provisions of
     Section 6.2.
1.1.13 "PROPERTY" means the Land and Improvements described in the Recitals and all rights of Seller relating to the Land and the Improvements, including without limitation, any rights, title and interest of Seller, if any, in and to (i) any strips and gores adjacent to the Land and any land lying in the bed of any street, road, or avenue opened or proposed, in front of or adjoining the Land, to the center line thereof; (ii) any unpaid award for any taking by condemnation or any damage to the Property by reason of a change of grade of any street or highway; (iii) all of the easements, rights, privileges, and appurtenances belonging or in any way appertaining to the Property; together with all Fixtures and Tangible Personal Property, the right, if any and only to the extent transferable, of Seller issued to Property Contracts and Commercial Leases, Permits other than Excluded Permits and the Miscellaneous Property Assets owned by Seller which are located on the Property and used in its operation.
1.1.14 "PROPERTY CONTRACTS" means all purchase orders, maintenance, service, or utility contracts and similar contracts, which relate to the ownership, maintenance, construction or repair and/or operation of the Property and which are not cancelable on 90 days' or shorter notice, except Commercial Leases.
1.1.15 "PURCHASE CONTRACT" means this Purchase and Sale Purchase Contract by and between Seller and Purchaser.
1.1.16    "PURCHASE PRICE" shall have the meaning ascribed thereto in Section
     3.1.
1.1.17    "SURVEY" shall have the meaning ascribed thereto in Section 6.11.
1.1.18 "TENANT" means any person or entity entitled to occupy any portion of the Property under a Commercial Lease.
1.1.19 "TITLE COMMITMENT" or "Title Commitments" shall have the meaning ascribed thereto in Section 6.1.
1.1.20    "TITLE INSURER" shall have the meaning set forth in Section 6.1.
                                   ARTICLE 2
                         PURCHASE AND SALE OF PROPERTY

2.1 Seller agrees to sell and convey the Property to Purchaser and Purchaser agrees to purchase the Property from Seller, in accordance with the terms and conditions set forth in this Purchase Contract.
                                   ARTICLE 3
                            PURCHASE PRICE & DEPOSIT

3.1 The total purchase price ("Purchase Price") for the Property shall be Eleven Million Six Hundred Fifty Thousand Dollars ($11,650,000.00), which shall be paid by Purchaser, as follows:
3.1.1 On the date hereof, Purchaser shall deliver to Escrow Agent a deposit in the sum of One Million Dollars ($1,000,000.00) in cash (such sum, together with all interest that accrues thereon, the "Deposit"). Escrow Agent shall, promptly after receipt of the Deposit, release the entire Deposit to Seller, such amount being non-refundable, but applicable to the Purchase Price; provided, however, that if Purchaser shall not have had an opportunity to review a Phase I environmental assessment prior to the Effective Date, Escrow shall not release the Deposit to Seller until the earlier of the date Purchaser approves a Phase I or the date that is fifteen (15) days after the Effective Date. Purchaser may only disapprove the Phase I environmental report if the report discloses that there has been a release in, on or under the Property of any Hazardous Substances as defined in Section 8.1.1.12, which the Purchaser reasonably believes was in violation of applicable laws.
3.1.2 Until such time as the Deposit is released to Seller as provided above, Escrow Agent shall invest the Deposit in federally insured interest-bearing bank accounts and all interest and income thereon shall become part of the Deposit and shall be remitted to Seller as provided above.
3.1.3 If the sale of the Property is not closed by the date fixed therefor (or any extension date provided for by the mutual written consent of the parties hereto) owing to failure of performance by Seller or failure of satisfaction of a condition precedent to Purchaser's obligations, Purchaser shall be entitled to the remedies set forth in ARTICLE 12 hereof. If the sale of the Property is not closed by the date fixed therefor (or any such extension date) owing to failure of performance by Purchaser, the Deposit shall be forfeited by Purchaser and the sum thereof shall go to Seller forthwith as liquidated damages for the lost opportunity costs and transaction expenses incurred by Seller, as more fully set forth in ARTICLE 12 below.
3.2. On the Closing Date Purchaser shall pay Seller the amount of Eleven Million Six Hundred Fifty Thousand Dollars ($11,650,000.00), subject to credit and adjustment as provided herein, in cash or by wire-transfer of current funds pursuant to wire instructions provided by Seller.
                                   ARTICLE 4
                                   FINANCING

4.1 Purchaser's obligations under this Purchase Contract and the consummation of the transactions contemplated by this Purchase Contract shall not be contingent upon Purchaser obtaining financing.
                                   ARTICLE 5
                             PURCHASER'S INSPECTION

5.1 Subject to the terms of Section 5.4 below, from and after the Effective Date, Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") shall have the right from time to time to enter onto the Property:
5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Property (including without limitation, engineering and feasibility studies, evaluation of drainage and flood plain, soil tests for bearing capacity and percolation and surveys, including topographical surveys).
5.1.2 To confirm any and all matters which Purchaser may reasonably desire to confirm with respect to the Property.
5.1.3 To ascertain and confirm the suitability of the property for Purchaser's intended use of the Property.
5.2 Within five (5) Business Days after the Effective Date, Seller, at its sole cost and expense, shall (to the extent it has not already done so) deliver (to the extent in Seller's possession or control) or make available to Purchaser for review and/or photocopying, the following documents for the
     Property: Commercial Leases, lease abstracts, and lease files, a current rent roll and aging receivables report (for the current year and, if reasonably available, the last three (3) calendar years), a current operating report containing income and expenses for the current year and, if reasonably available, the last three (3) prior years, existing environmental and soils assessments, correspondence and reports, copies of the property tax bills for the current and prior year, surveys, the most recent preliminary title report or title insurance policy, pending leases, lease proposals and letters of intent, all contracts and agreements affecting the Property, including, without limitation, those pertaining to service, labor, construction, management, maintenance, and brokerage, copies of all documents regarding litigation, liens or threatened claims, building reports, structural reports, and engineering data, and a list of personal property existing in which Seller has an interest, and to the extent not protected by legal privilege, all other documents, materials and information in Seller's possession or control pertaining to the Property or its condition (collectively, the "Property Documents").
The originals (and where originals are not available, copies) of all Property Documents shall become the property of Purchaser upon Closing. Upon Closing, Seller may retain copies of any Property Documents which Seller may make at Seller's sole cost and expense.
5.2.1 During the first thirty (30) days after the Effective Date, Seller shall, upon reasonable advance notice and at reasonable times, make available to Purchaser for interviews regarding the Property, Seller's personnel, agents and managers.
5.3 If this Purchase Contract terminates for any reason other than default by Seller, Purchaser shall, within ten (10) days of such termination, deliver to Seller copies of all feasibility studies, surveys, engineering reports and all other information obtained by Purchaser with respect to the Property, which requirement shall survive the termination of this Purchase Contract; provided, however, that Purchaser shall not be required to disclose or make available any such documents/information which (1) are proprietary or are not permitted to be released without the consent of third-parties (unless Seller obtains all required consents); (2) are protected by any privilege including, without limitation, the attorney-client privilege, or (3) are reasonably treated by Purchaser as confidential. Seller hereby acknowledges and agrees that Purchaser makes no representations or warranties as to the accuracy or completeness of the documents and/or information disclosed to Seller pursuant to this Section 5.3.
5.4 Purchaser shall indemnify and hold Seller harmless for any actions taken by Purchaser and its Consultants on the Property, provided, however, that Purchaser shall have no liability to Seller for any costs, expenses or liability associated with or resulting solely from (i) the discovery of any existing conditions on the Property or (ii) Seller's gross negligence or willful misconduct. Purchaser shall indemnify, defend (with attorneys selected by Seller) and hold Seller harmless from any and all claims, damages, costs and liability which may arise due to such entries, surveys, tests, investigations and the like, provided, however, that Purchaser shall have no liability to Seller for any costs, expenses or liability associated with or resulting solely from (i) the discovery of any existing conditions on the Property or (ii) Seller's gross negligence or willful misconduct. Seller shall have the right, without limitation, to disapprove any and all entries, surveys, tests, investigations and the like that in Seller's reasonable judgment could result in any injury to the Property or breach of any agreement, or expose Seller to any liability, costs, liens or violations of applicable law, or otherwise adversely affect the Property or Seller's interest therein. No consent by Seller to any such activity shall be deemed to constitute a waiver by Seller or assumption of liability or risk by Seller. Purchaser hereby agrees to restore the Property to the same condition existing immediately prior to Purchaser's exercise of its rights pursuant to this ARTICLE 5 at Purchaser's sole cost and expense. Purchaser shall maintain casualty insurance and comprehensive public liability insurance with broad form contractual and personal injury liability endorsements with respect to the Property and Purchaser's activities carried on therein, including a waiver of defenses of the insurer based on the actions or inaction of Seller. Seller shall provide evidence of such insurance to Seller prior to entering onto the Property. Prior to engaging in any boring, soil sampling ground water sampling or other invasive testing, Purchaser shall cause Seller and its affiliates to be named as Additional Insureds on such insurance. Such liability insurance shall provide coverages of not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $500,000.00 with respect to property damage, by water or otherwise). The provisions of this Section shall survive the Closing or termination of this Purchase Contract.
5.5 Purchaser shall not permit any mechanic's or materialman's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted by or for Purchaser. Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property. Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations and inspections of the Property, and all equipment, materials and substances generated, used or brought onto the Property pose no material threat to the safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons. All information made available by Seller to Purchaser in accordance with this Purchase Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser until the Closing, and, prior to the purchase of the Property by Purchaser, Purchaser shall use its best efforts to prevent its agents and employees from divulging such information to any unrelated third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Purchase Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers.
5.6 Purchaser acknowledges that its obligation to close under this Purchase Contract is not contingent upon Purchaser's satisfaction with the results of any of Purchaser's investigations provided for in this ARTICLE 5 except that (i) if Purchaser has not had an opportunity to review a Phase I environmental assessment of the Property prior to the Effective Date and
     (ii) if Purchaser delivers written notice to Seller within fifteen (15) days after the Effective Date that Purchaser has reviewed a Phase I environmental assessment of the Property and determined based thereon that the environmental condition of the Property is unacceptable, then this Agreement shall automatically terminate and the parties shall have no further obligations to each another and Escrow Agent shall release the Deposit to Purchaser.
                                   ARTICLE 6
                                     TITLE

6.1 Seller has delivered to Purchaser a commitment for title insurance for the Property in an amount equal to the Purchase Price ("Title Commitment"), issued by Fidelity National Title Insurance Company ("Title Insurer") for an owner's title insurance policy on the most recent standard American Land Title Association ("ALTA") Policy form, together with legible copies of all instruments identified as exceptions therein. Purchaser agrees that it shall be solely responsible for payment of all costs relating to procurement of the Title Commitment and any Owner's or Lender's title policies.
6.2 Purchaser agrees to accept title to the Land and Improvements, so long as the same is insurable at ordinary rates and any conveyance by grant deed pursuant to this Purchase Contract shall be subject to the following, all of which shall be deemed "Permitted Exceptions" and Purchaser agrees to accept the deed and title subject thereto:
6.2.1 All exceptions shown in the Title Commitment (other than mechanics' liens, taxes due and payable in respect of the period preceding Closing and monetary liens) and all exceptions noted in Exhibit 6.2.1 attached hereto; and
6.2.2 Such exceptions and matters as the Title Insurer shall be willing to omit as exceptions to coverage; and
6.2.3     All Commercial Leases; and
6.2.4 All Property Contracts and any other existing contracts created in the ordinary course of business by Seller, which are not identified for termination by Purchaser within thirty (30) days after the Effective Date; and
6.2.5     Real estate and property taxes to the extent not due and payable; and
6.2.6 Defects and exceptions which do not materially and adversely affect the condition of title to the Property and its use as of the Effective Date.
6.3 The existence of other mortgages, liens, or encumbrances shall not be objections to title, provided that properly executed instruments in recordable form necessary to satisfy and remove the same of record are delivered to the Purchaser at Closing or, in the alternative, with respect to any mortgage or deed of trust liens, that payoff letters from the holder of the mortgage or deed of trust liens shall have been delivered to and accepted by the Title Insurer (sufficient to remove the same from the policy issued at Closing), together in either case, with recording and/or filing fees.
6.4 Unpaid liens for taxes, charges, and assessments shall not be objections to title, but the amount thereof plus interest and penalties thereon shall be deducted from the Purchase Price to be paid for the Property and allowed to Purchaser, subject to the provisions for apportionment of taxes and charges contained herein.
6.5 Unpaid franchise or business corporation taxes of any corporations in the chain of title shall not be an objection to title, provided that the Title Insurer agrees to insure against collection out of the Property or otherwise against Purchaser or its affiliates, and provided further that the Title Insurer agrees to omit such taxes as exceptions to coverage with respect to any lender's mortgagee insurance policy.
6.6 If on the Closing Date there shall be conditional bills of sale or Uniform Commercial Code financing statements that were filed on a day more than Five (5) years prior to such Closing, and such financing statements have not been extended by the filing of UCC-3 continuation statements within the past Five (5) years prior to such Closing, such financing statements shall not be deemed to be an objection to title.
6.7 If on the Closing Date, the state of title is other than in accordance with the requirements set forth in this Purchase Contract or if any condition to be fulfilled by Seller shall not be satisfied, Purchaser shall provide Seller with written Notice thereof at such time, or such title objection or unfulfilled condition shall be deemed waived by Purchaser in which case Purchaser and Seller shall proceed to consummate the Closing on the Closing Date. If Purchaser timely gives Seller such Notice, Seller at its sole option and within Seven (7) calendar days following receipt of such Notice may elect to cure such objection or unfulfilled condition for up to Ninety
     (90) calendar days. Should Seller be able to cure such title objection or condition, or should Seller be able to cause title insurance over the same by the Closing Date or any postponed Closing Date, or should Purchaser waive such objection or condition within such period for cure, then the Closing shall take place on or before thirty (30) calendar days after Notice of such cure or waiver.
6.8 If during the period of cure Seller is unable or unwilling, in its sole discretion or opinion, to eliminate such title objection or cause the Title Insurer to insure over such matter or satisfy such unfulfilled condition, Seller shall give Purchaser written Notice thereof, and if Purchaser does not waive such objection by written Notice delivered to Seller and the Title Insurer on or before Seven (7) calendar days following the date Seller gives such Notice, then this Purchase Contract shall automatically terminate, Seller shall promptly return the Deposit to Purchaser and the parties hereto shall have no further obligations to each other.
6.9 Seller covenants that it will not voluntarily create or cause any lien or encumbrance (other than Commercial Leases and Property Contracts in the ordinary course of business) to attach to the Property between the date of this Purchase Contract and the Closing Date; any such monetary lien or encumbrance so attaching by voluntary act of Seller shall be discharged by the Seller at or prior to Closing on the Closing Date or any postponed Closing Date. Except as expressly provided above, Seller shall not be required to undertake efforts to remove any other lien, encumbrance, security interest, exception, objection or other matter, to make any expenditure of money or institute litigation or any other judicial or administrative proceeding and Seller may elect not to discharge the same.
6.10 Anything to the contrary notwithstanding, Purchaser shall not have any right to terminate this Purchase Contract or object to any lien, encumbrance, exception or other matter that is a Permitted Exception, that has been waived or deemed to have been waived by Purchaser.
6.11 Purchaser at Purchaser's sole cost and expense, may, but shall have no obligation to, cause to be prepared a survey for the Property ("Survey"). The Survey, if prepared, (i) shall be prepared in accordance with and shall comply with the minimum requirements of the ALTA; (ii) shall be in a form, and shall be certified as of a date satisfactory to Title Insurer to enable Title Insurer to delete standard survey exceptions from the title insurance policy to be issued pursuant to the Title Commitments, except for any Permitted Exceptions; (iii) shall specifically show all improvements, recorded easements to the extent locatable, set back lines, and such other matters shown as exceptions by the Title Commitments; (iv) shall specifically show the right of way for all adjacent public streets;
     (v) shall specifically disclose whether (and, if so, what part of) any of the Property is in an area designated as requiring flood insurance under applicable federal laws regulating lenders; (vi) shall contain a legal description of the Property which may be used in the grant deed;
     (vii) shall be certified to Purchaser, Seller and Title Insurer as being true and correct; and (viii) shall certify that the legal description set forth therein describes the same, and comprises all of, the real estate comprising the Property to be purchased by Purchaser pursuant to the terms of this Purchase Contract. In the event the legal description of the Property contained in the Survey differs from that contained in the deed or deeds by which Seller took title to the Property, the latter description shall be used in the grant deed delivered to Purchaser at Closing, and the Survey legal shall be used in a quitclaim deed to the Property which also shall be delivered to Purchaser at Closing.
6.11.1 Purchaser acknowledges that it has reviewed a current ALTA survey of the Property prepared by Thienes Engineering, Inc. and agrees to accept the Property subject to all matters disclosed on such survey.
6.11.2 Purchaser agrees to make payment in full of all costs of obtaining Surveys required by this Purchase Contract on or before Closing or termination of this Purchase Contract.
                                   ARTICLE 7
                                    CLOSING

7.1  DATES, PLACES OF CLOSING, PRORATIONS, AND DELINQUENT RENT.
7.1.1 The Closing shall take place on September 22, 1999 in the offices of the Title Insurer or such other place as the parties shall mutually agree upon at a time mutually agreed upon on the Closing Date. If requested by Seller, Purchaser shall agree to conduct closing through a pre-closing, an escrow or other arrangement reasonably requested by Seller, whereby the Seller and its attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.
7.1.2. All normal and customarily proratable items, including, without limitation, collected base or minimum rent ("Base Rent"), operating expenses, personal property taxes, other operating expenses and fees, shall be prorated as of the Closing Date, Seller being charged and credited for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date; provided, however, that any sums owing in respect of Base Rent under the Commercial Leases as of the Closing Date ("Delinquent Base Rent") shall not be reflected in an adjustment on the Closing Date but shall be collected and apportioned as set forth in Section 7.1.6 below.
     All unapplied deposits under Tenant leases, as reflected in the most current rent roll provided to Purchaser, shall, at Seller's option, be transferred by Seller to Purchaser or credited to Purchaser at the Closing, and Purchaser shall assume all liability for the same. Seller shall not apply any security deposits reflected in the rent roll to any obligations under the Commercial Leases. Purchaser shall assume at Closing the obligation to pay any accrued but unpaid tenant improvement allowances and leasing commissions, together with any payments due parties to other agreements affecting the Property which survive Closing, if and only to the extent such items are identified on Exhibit 1.1.4 or are hereafter approved in writing by Purchaser. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the year of Closing, shall be prorated to the date of Closing, based upon actual days involved. The proration of real property taxes or installments of assessments shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year. The proration shall be final and unadjustable except as provided in Section
     7.1.5.  Unless expressly provided otherwise herein,  For purposes of this
     ARTICLE 7 the terms "Rent" and "Rents" shall include, without limitation, base rents, additional rents, percentage rents and common area maintenance charges. The provisions of this Section 7.1.2. shall apply during the Proration Period (as defined below).
7.1.3. Percentage rents actually collected for the month in which the Closing occurs shall be prorated as of the Closing Date. After Purchaser has completed any reconciliation of actual percentage rents payable and estimated percentage rents paid by the subject tenants, and all reconciled amounts have been paid, a reconciliation shall be made between Seller and Purchaser with regard to such percentage rents. Pursuant to such reconciliation, Seller and Purchaser shall be entitled to their proportionate share of all percentage rents paid for the subject fiscal Commercial Lease year used to calculate each tenant's percentage rents based on the number of days of such fiscal year Seller and Purchaser owned the Property (and adjusted for any amount of percentage rent prorated at Closing or received by Seller or Purchaser). As used in this Section 7.1.3, the term "percentage rents" shall not include and shall have deducted from such percentage rent amount any "base" or "minimum" rent component which is payable each month (regardless of actual sales), which "base" or "minimum" rent component shall be prorated or otherwise handled in the manner provided in this Agreement.
7.1.4. To the extent that any additional rent (including, without limitation, estimated payments for operating expenses and/or real estate taxes) (collectively, "Expenses") is paid by tenants to landlord under the Commercial Leases based on an estimated payment basis (monthly, quarterly, or otherwise) for which a future reconciliation of actual Expenses to estimated payments is required to be performed at the end of a reconciliation period, Purchaser and Seller shall make an adjustment at the Closing for the applicable reconciliation period (or periods, if the Commercial Leases do not have a common reconciliation period) based on a comparison of the actual Expenses to the estimated payments at the Closing. If, as of the Closing, Seller has received additional rent payments in excess of the amount that tenants will be required to pay, based on the actual Expenses as of the Closing, Purchaser shall receive a credit in the amount of such excess. If, as of the Closing, Seller has received additional rent payments that are less than the amount that tenants would be required to pay based on the actual Expenses as of the Closing, Purchaser shall deliver to Seller the amount of such deficiency within thirty (30) days after the reconciliation pursuant to which the tenant's payment of such deficient amounts are received by Purchaser.
7.1.5. If any of the items subject to proration hereunder cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until one (1) year after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.
7.1.6. If on the Closing Date any Tenant is in arrears in any Rent payment under any Commercial Lease (the "Delinquent Rent"), any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (i) first, to the period of time after the Closing Date, and (ii) second, to the period of time before the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. For a period of six (6) months following the Closing Date, Purchaser shall continue to bill existing tenants for accounts receivable and delinquent rents attributable to the Property for the period prior to the Closing Date. To the extent that Purchaser receives, during the Proration Period, rents applicable to a period prior to the Closing, Purchaser shall promptly pay such rents to Seller after first deducting any sums due Purchaser from such tenants for rent or other charges accruing after the Closing Date. After six (6) months after the Closing Date, Seller shall have the right, but not the obligation, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant (provided, that Seller shall not commence any legal actions or proceedings against any Tenant which continues as a Tenant at the Property after Closing without the prior consent of Purchaser, which will not be unreasonably withheld or delayed), and the delivery of the Assignment as defined in Section 7.2.1.3 shall not constitute a waiver by Seller of such right. Purchaser agrees to deliver to Seller, upon demand, any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), and to execute any and all consents or other documents reasonably necessary for the collection of such Delinquent Rent by Seller. The provisions of this Section 7.1.6. shall apply during the Proration Period.
7.1.7. Prior to the Close of Escrow, Seller and Purchaser shall determine the amount of all unsatisfied costs and expenses which were incurred, or are to be incurred, in connection with any and all Commercial Leases executed, modified or extended by Seller prior to the Effective Date, including, without limitation, all costs and expenses for tenant-improvements (either completed or to be completed) and brokerage commissions (collectively, "Pre-Closing Leasing Costs"); provided that such costs shall not include any Pre-Closing Leasing Costs to be incurred in connection with a renewal or extension of any Commercial Lease, which extension or renewal occurs after Closing. Seller shall remain responsible for satisfying any Pre-Closing Leasing Costs which were not credited to Purchaser at Closing.
7.1.8. Purchaser shall be credited at Closing for all amounts which are unsatisfied amounts for all capital contracts, contracts pertaining to works of improvement or other contracts existing prior to Closing, pertaining to the Property (for work performed prior to Closing) ("Pre-Closing Capital Costs").
7.1.9. At Closing, Purchaser shall receive a credit against the Purchase Price in the amount of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00) ("Repair Credit") for repairing existing fire and related damage ("Repair Work") on the Property. Purchaser covenants and agrees to cooperate with Seller, in Seller's obtaining, to the extent possible, recovery of the Repair Credit from Seller's insurance carrier ("Insurance Proceeds"). It is understood and agreed by Seller and Purchaser that notwithstanding anything in this Purchase Contract to the contrary, Purchaser has no right, title or interest in the Insurance Proceeds.
7.2  ITEMS TO BE DELIVERED PRIOR TO OR AT CLOSING.
7.2.1 SELLER. At Closing, Seller shall deliver to Purchaser, each of the following items, as applicable:
7.2.1.1Grant deed in the form attached as Exhibit 7.2.1.1 to Purchaser. The acceptance of the deed at Closing, shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller's part to be performed under this Purchase Contract, except for those that this Purchase Contract specifically provides shall survive Closing.
7.2.1.2A Bill of Sale without recourse or warranty in the form attached as
       Exhibit 7.2.1.2 covering all Property Contracts, Commercial Leases, Permits (other than Excluded Permits) and Fixtures and Tangible Personal Property required to be transferred to Purchaser with respect to such Property. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.
7.2.1.3An Assignment (to the extent assignable and in force and effect) without recourse or warranty in the form attached as Exhibit 7.2.1.3 of all of Seller's right, title and interest in and to the Miscellaneous Property Assets, subject to any required consents. Purchaser shall countersign the same so as to effect an assumption by Purchaser, including, without limitation, of Seller's obligations thereunder.
7.2.1.4A closing statement executed by Seller.
7.2.1.5A vendor's affidavit or at Seller's option an indemnity, as applicable, in the customary form reasonably acceptable to Seller to enable Title Insurer to delete the standard exceptions, (other than matters constituting any Permitted Exceptions to the title insurance policy set forth in this Purchase Contract and matters which are to be completed or performed post-Closing) to be issued pursuant to the Title Commitments; provided that such affidavit does not subject Seller to any greater liability, or impose any additional obligations, other than as set forth in this Purchase Contract.
7.2.1.6A certification of Seller's non-foreign status pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended.
7.2.1.7A California 590-RE Withholding Exemption Certificate for Real Estate
       Sales properly executed by Seller.
7.2.1.8A letter (in a form that meets with Purchaser's reasonable satisfaction), duly executed by Seller, advising the tenants under the Commercial Leases of the change in ownership of the Property.
7.2.1.9All keys to the Property which are in Seller's possession.
7.2.1.10 The most current rent roll and a schedule updating the Lease Schedule, Purchaser hereby agreeing that any representations or warranties contained within such rent roll or Lease Schedule shall not survive the Closing but shall be merged into the tenant estoppels.
7.2.1.11 The original executed copy of any tenant estoppel certificates obtained by Seller pursuant to the provisions of Section 9.1.5.
7.2.1.12 Notices of termination (effective as of the Closing Date) to service providers whose Property Contracts will not be assumed by Purchaser at the Closing, the identification of such providers being provided by Purchaser to Seller prior to Closing.
7.2.1.13 Such other instruments, documents or certificates as are required to be delivered or made available by Seller to Purchaser in accordance with any of the other provisions of this Purchase Contract, including, without limitation, Section 5.2 hereof, which have not already been provided to Purchaser.
7.2.1.14 The items required by Section 7.2.1.13 above shall be deemed delivered by Seller to Purchaser if Seller leaves such items at the Property in their customary place of storage or in the custody of Purchaser's representatives.
7.2.2     PURCHASER.  At Closing, provided all of the conditions set forth in
     Section 9.1 have been satisfied, Purchaser shall deliver to Seller (which delivery may be made through Escrow Agent) the following items with respect to each Property being conveyed or transferred by merger at such Closing:
7.2.2.1The full Purchase Price (which shall include the Deposit) as required by
       ARTICLE 3 hereof plus or minus the adjustments or prorations required by this Purchase Contract. If at Closing there are any liens or encumbrances on the Property that Seller is obligated or elects to pay and discharge, Seller may use any portion of the Purchase Price for the Property(s) to satisfy the same, provided that Seller shall have delivered to Purchaser, or to Purchaser's designee, on such Closing instruments in recordable form sufficient to satisfy such liens and encumbrances of record (or, as to any mortgages or deeds of trust, appropriate payoff letters, acceptable to the Title Insurer), together with the cost of recording or filing such instruments. The existence of any such liens or encumbrances shall not be deemed objections to title if Seller shall comply with the foregoing requirements.
7.2.2.2A closing statement executed by Purchaser.
7.2.2.3A countersigned counterpart of the Bill of Sale in the form attached as
       Exhibit 7.2.1.2.
7.2.2.4A countersigned counterpart of the Assignment in the form attached as
       Exhibit 7.2.1.3.
7.2.2.5Such other instruments, documents or certificates as are required to be delivered by Purchaser to Seller in accordance with any of the other provisions of this Purchase Contract.
7.3  CLOSING COSTS.
7.3.1 Seller shall be responsible for the payment of (i) all documentary transfer taxes, (ii) the cost of the CLTA or standard portion of the title insurance policy, (iii) one-half the cost of any escrow charges to be imposed by the Title Insurer and (iv) any other expenses customarily charged to sellers in connection with similar transactions. Seller's costs may be paid at Closing out of the proceeds due to Seller.
7.3.2 Purchaser shall be responsible for (i) all recording fees, (ii) the cost of the ALTA or extended portion of the title insurance policy and all endorsements thereto, (iii) the cost of the Survey, (iv) one-half the cost of any escrow charges to be imposed by the Title Insurer and (v) any other expenses customarily charged to purchasers in connection with similar transactions. Each party shall pay its own attorneys' fees.
                                   ARTICLE 8
       REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AND PURCHASER

8.1  REPRESENTATIONS AND WARRANTIES OF SELLER.
8.1.1 For the purpose of inducing Purchaser to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date:
8.1.1.1Seller identified in the Recitals is lawfully and duly organized, and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Purchase Contract; and has or at Closing shall have the power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to Closing will have taken as applicable, all corporate, partnership, limited liability company or equivalent entity actions required for the execution and delivery of this Purchase Contract, and the consummation of the transactions contemplated by this Purchase Contract. Seller is qualified to transact business in California to the extent necessary to own and sell the Property. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any other agreement to which Seller is a party or by which Seller is otherwise bound. Seller has not made any other Purchase Contract for the sale of, or given any other person the right to purchase, all or any part of any of the Property applicable to the foregoing representation;
8.1.1.2Seller owns insurable, fee title to the Property, including all real property contained therein required to be sold to Purchaser, subject only to the Permitted Exceptions; Purchaser hereby agreeing that the foregoing representation and warranty shall not survive the Closing but shall merge into the grant deed;
8.1.1.3There are no adverse or other parties in possession of the Property, except for occupants, guests and tenants under the Commercial Leases or otherwise as set forth in Exhibit 8.1.1.3; Purchaser hereby agreeing that the foregoing representation and warranty shall not survive the Closing but shall merge into the grant deed;
8.1.1.4The joinder of no person or entity other than Seller is necessary to convey the Property, fully and completely to Purchaser at Closing, or to fulfill Seller's obligations and Seller has all necessary right and authority to convey and assign to Purchaser all contract rights and warranties required to be conveyed and assigned to Purchaser hereunder;
8.1.1.5Purchaser has no duty to collect withholding taxes for Seller pursuant to the Foreign Investors Real Property Tax Act of 1980, as amended; 8.1.1.6To Seller's knowledge, there are no actions, proceedings, litigation or governmental investigations or condemnation actions either pending or threatened against the Property, as applicable; and to Seller's knowledge, Seller has not received any notice that any such investigation, action, suit, proceeding or claim is threatened. The execution and delivery of this Purchase Contract will not violate any present judgment, order, writ, injunction, decree, law or regulation applicable to Seller;
8.1.1.7Seller has no knowledge of any claims for labor performed, materials furnished or services rendered in connection with constructing, improving or repairing any of the Property, as applicable, caused by Seller and which remain unpaid beyond the date for which payment was due and in respect of which liens may or could be filed against any of the Property, as applicable;
8.1.1.8Attached hereto as Schedule 1 is a complete and accurate schedule (the
       "Permit Schedule") of the Permits held by Seller (or its agents) in connection with the ownership, management, use and operation of the Property.
8.1.1.9The rent roll (the "Rent Roll") attached hereto as Schedule 2 is true, correct and complete in all material respects as of the date of this Purchase Contract. Attached hereto as Schedule 2 is a complete and accurate schedule (the "Lease Schedule") of all Commercial Leases now in effect relating to any portion of the Property, including the name of each tenant, the date of each tenant's Commercial Lease and all amendments or modifications, if any, thereto, the amount of any security deposit, whether in the form of cash or a letter of credit, paid or deposited by the tenant under each Commercial Lease, the amount of any past due but uncollected rent owed by each tenant, the amount of any unpaid leasing commissions and any uncompleted tenant improvements with respect to each Commercial Lease.
All of the representations and warranties of Seller set forth in this Section
8.1 pertaining to the Commercial Leases shall continue until the Closing Date whereupon any of the representations and warranties pertaining to Commercial Leases which are the subject of the tenant estoppel, if any, provided by Seller pursuant to Section 9.1.5 shall automatically merge into such tenant estoppels and Purchaser hereby agrees that the representations and warranties set forth in this Section 8.1 pertaining to Commercial Leases for which tenant estoppels are received from tenants pursuant to Section 9.1.5 shall not survive the Closing and Purchaser shall rely solely upon such tenant estoppels from the Tenants.
8.1.1.10 Attached hereto as Schedule 3 is a complete and accurate schedule (the "Contract Schedule") of all Property Contracts now in effect, relating to the Property, except for management and leasing agreements which Seller shall terminate on the Closing Date without penalty or liability to Purchaser ("Terminating Management and Leasing Contracts"). To Seller's actual knowledge, the Property Contracts listed on Schedule 3 have been delivered to or made available to Purchaser.
8.1.1.11 Except as otherwise disclosed to Purchaser, to Seller's knowledge, Seller has not received any written notice of any violations of law, statutes, rules, governmental ordinances, orders or requirements noted or issued by any governmental authority having jurisdiction over or affecting the Property, nor does Seller have any knowledge of any such violation. Purchaser acknowledges that Seller has disclosed that one or more of the buildings located on the Land may exceed the height limitations provided for in the City of Santa Ana's zoning code.
8.1.1.12 To Seller's actual knowledge, Seller has not, since October 8, 1998, received from any governmental body having authority any written order, citation or notice with regard to air emissions, water discharges, noise emissions or Hazardous Substances (as hereinafter defined). For purposes of this Section 8.1.1.12, "Hazardous Substances" shall mean "toxic substances," "toxic materials," "hazardous waste," "hazardous substances," "pollutants," or "contaminants" [as those terms are defined in the Resource, Conservation and Recovery Act of 1976, as amended (42 U.S.C. S 6901 et. seq.), the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended (42 U.S.C. S 9601 et. seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. S 1801 et. seq.), the Toxic Substances Control Act of 1976, as amended (15 U.S.C. S 2601 et. seq.), the Clean Air Act, as amended (42 U.S.C. S 1251 et. seq.) and any other federal, state or local law, statute, ordinance, rule, regulation or code relating to health, safety or the environment]; asbestos or asbestos-containing materials; lead or lead-containing materials; oils; petroleum-derived compounds; pesticides; or polychlorinated biphenyls.
8.1.2 Except for the representations and warranties expressly set forth above in Subsection 8.1.1, the Property is expressly purchased and sold "AS IS," "WHERE IS," and "WITH ALL FAULTS." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and said price, terms and conditions reflect the fact that Purchaser shall have the benefit of, and is relying upon, no information provided by Seller and no statements, representations or warranties, express or implied, made by or enforceable directly against Seller, including, without limitation, any relating to the value of the Property, the physical or environmental condition of the Property, the state, federal, county or local law, ordinance, order, permit or suitability, compliance or lack of compliance of the Property with any regulation, or any other attribute or matter of or relating to the Property (other than any covenants of title contained in the deeds conveying the Property and the representations set forth above). Purchaser represents and warrants that as of the date hereof and as of the Closing Date, it has and shall have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Property, including, without limitation, the matters set forth in Section 8.1.8. If Seller provides or has provided any documents, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Property, Purchaser and Seller agree that Seller has done so or shall do so only for the convenience of both parties, Purchaser shall not rely thereon and the reliance by Purchaser upon any such documents, opinions or work product shall not create or give rise to any liability of or against Seller, Seller's partners or affiliates or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. Except for the representations and Warranties set forth in Section 8.1.1 hereof, Purchaser shall rely only upon any title insurance obtained by Purchaser with respect to title to the Property. Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Property with any other laws, rules, ordinances or regulations, the financial earning capacity or expense history of the Property, the continuation of contracts, continued occupancy levels of the Property, or any part thereof, or the continued occupancy by tenants of any Commercial Leases or, without limiting any of the foregoing, occupancy at Closing. Prior to Closing, Seller shall have the right, but not the obligation, to enforce its rights against any and all Property occupants, guests or tenants; provided that without the prior written consent of Purchaser, Seller shall not initiate an action for eviction of any tenant or possession of any tenant's premises.. Purchaser hereby releases Seller from any and all claims and liabilities relating to the foregoing matters, except as provided in Section 8.1.6 below. Nothing in this Section 8.1.2 is intended to or shall be deemed to contradict or invalidate any of Seller's representations and warranties in Section 8.1.1.
8.1.3 In furtherance of the provisions of Section 8.1.2, Purchaser acknowledges that other than as expressly set forth herein, neither Seller nor any agents, representatives, or employees of Seller have made any representations or warranties, direct or indirect, oral or written, express or implied, to Purchaser or any agents, representatives, or employees of Purchaser with respect to the Property and Purchaser, on its own behalf and on behalf of its agents, partners, affiliates, successors and assigns and any subsequent offeree, buyer, owner or occupant of the Property and any offeree, buyer, owner or occupant of any interest in the Property, hereby waives, releases and discharges Seller, and its agents, partners, affiliates, successors, assigns, heirs, devisees, legatees and executors from any and all liabilities, obligations, fines, penalties, claims, demands, suits, judgments, actions, causes of action, damages, costs, losses and expenses (including reasonable attorney's fees, expert witness fee, and court costs), directly or indirectly arising by reason of, in connection with, on account of or pertaining to the physical, environmental, economic or legal condition of the Property and any law or regulation applicable thereto, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 300f et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the California Hazardous Waste Control Law (California Health and Safety Code Sections 25100-25600), the Porter-Cologne Water Quality Control Act (California Health and Safety Code Section 13000 et seq.), and the Safe Drinking Water and Toxic Enforcement Act (California Health and Safety Code Section 25249.5 et seq.). Each and every of the foregoing obligations of Purchaser shall survive the Closing.
8.1.4 In connection with Sections 8.1.2 and 8.1.3 above, Purchaser expressly waives the benefits of Section 1542 of the California Civil Code, which provides as follows:
"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR EXPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR."
8.1.5 The releases and waivers by Purchaser in Sections 8.1.2 and 8.1.3 shall not apply to (i) any representation or warranty of Seller set forth in Section 8.1 which is when made, untrue, materially misleading or fraudulently made, or (ii) any claims or actions Purchaser may have against Seller which may arise from third party claims asserted against Purchaser with respect to actions or occurrences arising during the period from October 8, 1998 to the Closing Date.
8.1.6 Seller and Purchaser agree that except as set forth in Section 8.1, those representations contained in Section 8.1 shall survive Closing for a period of One (1) year (that is, any proceeding based on the breach of a representation contained in Section 8.1 that survives Closing must be commenced within One (1) year subsequent to the date of such representation). In the event that Seller breaches any representation contained in Section 8.1 and Purchaser had actual knowledge of such breach, then after Closing, Purchaser shall be deemed to have waived any right of recovery and Seller shall not have any liability in connection therewith.
8.1.7     Any statement contained in the representations and warranties in this
     Section 8.1 and made to the "knowledge" of Seller shall mean ONLY the actual knowledge of Seller based upon the information communicated to Seller by a representative of the management company managing the Property as of the date of this Purchase Contract, in a certification addressed to Seller and dated as of the Effective Date, a copy of which shall be furnished to Purchaser within ten (10) days after the Effective Date; and otherwise any reference to the "knowledge" of Seller shall not be deemed to imply any duty of investigation or inquiry by Seller, and shall not be construed to include the knowledge of any member, partner, officer, director, agent, employee or representative of the Seller or any affiliate of the Seller, imputed to Seller or constructively attributed to Seller. Under no circumstances shall such representative of the management company have any personal liability whatsoever under this Purchase Contract.
8.1.8 In furtherance of the provisions of Section 8.1.2, Purchaser acknowledges that it has had an opportunity to inspect the HVAC system on the Property, that Purchaser has reviewed a current ALTA survey of the Property prepared by Thienes Engineering, Inc. and the zoning ordinances of the City of Santa Ana, including such ordinances concerning height limitations for the Property, and has reviewed estimates for the cost of repairing existing fire and related damage on the Property.
8.2  REPRESENTATIONS AND WARRANTIES OF PURCHASER
8.2.1 For the purpose of inducing Seller to enter into this Purchase Contract and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date:
8.2.2 With respect to Purchaser and its business, Purchaser represents and warrants, in particular, that:
8.2.2.1Colton Real Estate Group is a corporation duly organized, validly existing and in good standing under the laws of California and is qualified to transact business in California.
8.2.2.2Purchaser, acting through any of its or their duly empowered and authorized officers or members, has all necessary power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Purchase Contract, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and prior to Closing, Purchaser shall have obtained all necessary consents from its officers or members.
8.2.2.3No pending or, to the knowledge of Purchaser, threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Purchase Contract or would declare illegal, invalid or non-binding any of Purchaser's obligations or covenants to Seller.
8.2.2.4Purchaser is duly authorized to execute and deliver, acting through its duly empowered and authorized officers and members, respectively, and perform this Purchase Contract and all documents and instruments and transactions contemplated hereby or incidental hereto, and such execution, delivery and performance by Purchaser does not (i) violate any of the provisions of their respective certificates of incorporation or bylaws, (ii) violate any provision of any law, governmental rule or regulation currently in effect, (iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect that names or is specifically directed at Purchaser or its property, (iv) conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any other agreement to which Purchaser is a party and (v) require the consent, approval, order or authorization of, or any filing with or notice to, any court or other governmental authority.
8.2.2.5The joinder of no person or entity other than Purchaser is necessary to consummate the transactions to be performed by Purchaser and Purchaser has all necessary right and authority to perform such acts as are required and contemplated by this Purchase Contract.
8.2.3 Purchaser has not dealt with any broker, finder or any other person, in connection with the purchase of or the negotiation of the purchase of the Property that might give rise to any claim for commission against Seller or lien or claim against the Property.
8.3  COVENANTS OF SELLER.
8.3.1 AFFIRMATIVE COVENANTS. Between the Effective Date and the Closing Date, Seller agrees to:
8.3.1.1at its expense, manage, maintain and operate the Property in its current
       "as is" order and condition, reasonable wear and tear, condemnation and damage by fire or other casualty excepted, and deliver the Property on the Closing Date in substantially the condition it is in on the Effective Date, reasonable wear and tear, condemnation and damage by fire or other casualty excepted;
8.3.1.2deliver to Purchaser, promptly after receipt by the Seller, copies of all notices of violation issued by any board, bureau, commission, department or body of any municipal, county, state or federal government unit, or any subdivision thereof, with respect to the Property received by Seller after the Effective Date;
8.3.1.3maintain in force, fire and extended coverage insurance upon the
       Property in the current coverage amounts;
8.3.1.4keep and perform all of the obligations to be performed by the landlord under the Commercial Leases pursuant and subject to the terms thereof and the rights of landlord thereunder; and
8.3.1.5within five (5) business days after the Effective Date, send estoppel certificates to all of the tenants of the Property.
8.3.2     NEGATIVE COVENANTS.
8.3.2.1After the Effective Date and continuing until the Closing Date, Seller agrees that, without Purchaser's consent, it will not cancel, modify, extend, or amend any of the Commercial Leases or Property Contracts, or accept a surrender thereof; provided that if Purchaser has not disapproved of any such Commercial Lease, Property Contract or lease modification or extension within five (5) days after notice from Seller, Purchaser shall be conclusively deemed to have approved such agreement. Purchaser may withhold its consent in its sole and absolute discretion. All Commercial Leases and contracts or amendments thereto executed with Purchaser's approval pursuant to this subsection shall also be deemed "Commercial Leases" and "Property Contracts", respectively, for purposes of all provisions of this Purchase Contract.
8.3.2.2After the Effective Date, Seller shall not transfer, alienate or encumber the Property, except pursuant to Commercial Leases or Property Contracts approved by Purchaser pursuant to Section 8.3.2.1.
8.3.2.3After the Effective Date, Seller may market the Property, but shall market it only for back-up offers.
8.3.3 Between the Effective Date and the Closing Date, Seller will not remove any material Fixtures and Tangible Personal Property from the Property except in the ordinary course of business and provided such Fixtures and Tangible Personal Property is replaced with items of similar quality.

                                   ARTICLE 9
                        CONDITIONS PRECEDENT TO CLOSING

9.1 Purchaser's obligation to close under this Purchase Contract, shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:
9.1.1 All of the documents required to be delivered by Seller to Purchaser at Closing pursuant to the terms and conditions hereof shall have been delivered and shall be in form and substance reasonably satisfactory to Purchaser;
9.1.2 Each of the representations and warranties of Seller contained herein shall be true in all material respects as of the Closing Date;
9.1.3 Seller shall have complied with, fulfilled and performed in all material respects each of the covenants, terms and conditions to be complied with, fulfilled or performed by Seller hereunder;
9.1.4 On the Closing Date, the Title Insurer shall be unconditionally obligated and prepared, subject to the payment of the applicable title insurance premium and other related charges, to issue to Purchaser a full coverage owner's title insurance policy, with extended coverage, for the Property in compliance with the Title Commitment (including endorsements as Purchaser may reasonably require), together with such reinsurance and direct access agreements as may be reasonably required by Purchaser.
9.1.5 Purchaser shall have received from Seller at least five (5) business days prior to the Closing Date, a fully executed estoppel certificate, in the form of Exhibit 9.1.5 attached hereto, from (a) each of the Major Tenants and (b) tenants (including the Major Tenants) occupying at least eighty percent (80%) of the leased area of the Property.
9.1.6 There shall be no material change in the financial condition or lease status of a Major Tenant or the physical or title condition of the Property or the zoning classification or the zoning ordinances or regulations affecting the Property from that existing as of the Effective Date.
9.1.7 On the Closing Date, no action or proceeding shall have been instituted or been threatened before any court or governmental authority which would have a material adverse effect on the Property or the use or occupancy thereof.
9.1.8 As of the Closing Date, neither Seller nor any of the Major Tenants shall have commenced (within the meaning of any Bankruptcy Law) a voluntary case, nor shall there have been commenced against Seller or any of the Major Tenants an involuntary case, nor shall Seller or any of the Major Tenants have consented to the appointment of a Custodian of it or for all or any substantial part of its property, nor shall a court of competent jurisdiction have entered an order or decree under any Bankruptcy Law that is for relief against Seller or any of the Major Tenants in an involuntary case or appoints a Custodian of Seller or any of the Major Tenants for all or any substantial part of its property. The term "Bankruptcy Law" means Title 11, U.S. Code, or any similar state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.
9.1.9 Notwithstanding anything to the contrary, there are no other conditions on Purchaser's obligation to Close except as expressly set forth above.
9.2 Without limiting any of the rights of Seller elsewhere provided for in this Purchase Contract, Seller's obligation to close with respect to conveyance of the particular Property under this Purchase Contract shall be subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:
9.2.1 Purchaser's representations and warranties set forth in this Purchase Contract shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date and time.
9.2.2 Purchaser shall have paid the Purchase Price in full and shall have complied with, fulfilled and performed in all material respects all other covenants, conditions, and other obligations in this Purchase Contract to be performed or complied with by it at or prior to Closing.
9.2.3 There shall not be pending or, to the knowledge of either Purchaser or Seller, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Purchase Contract or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.
                                   ARTICLE 10
                                   BROKERAGE

10.1 Seller represents and warrants to Purchaser that it has dealt only with Trammell Crow So. Cal., Inc., 5801 South Eastern Avenue, Suite 100, Los Angeles, California 90040 ("Broker") in connection with this Purchase Contract. Seller and Purchaser each represents and warrants to the other that other than Broker, it has not dealt with or utilized the services of any other real estate broker, sales person or finder in connection with this Purchase Contract, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts of omissions of the indemnifying party, except that Purchaser shall not indemnify Seller for any liability arising pursuant to the commission due to Broker. Seller shall indemnify, defend and hold Purchaser harmless from any claim made by Broker.
10.2 Seller agrees to pay Broker a commission according to the terms of a separate agreement. Broker shall not be deemed a party or third party beneficiary of this Purchase Contract.
10.3 Broker assumes no responsibility for the condition of the Property or representation for the performance of this Purchase Contract by the Seller or Purchaser.
                                   ARTICLE 11
                                   POSSESSION

11.1 Possession of the Property subject to the Permitted Exceptions shall be delivered to Purchaser at the Closing, subject to Purchaser's right of entry for inspection as set forth in ARTICLE 5.
                                   ARTICLE 12
                             DEFAULTS AND REMEDIES

12.1 IF PURCHASER FAILS TO PURCHASE THE PROPERTY WHEN IT IS OBLIGATED TO DO SO UNDER THE TERMS OF THIS AGREEMENT OR SELLER TERMINATES THIS PURCHASE CONTRACT AS A RESULT OF PURCHASER'S DEFAULT, SELLER AND PURCHASER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER. THEREFORE, SELLER AND PURCHASER HEREBY AGREE THAT, EXCEPT FOR THE PURCHASER'S OBLIGATIONS TO SELLER UNDER SECTION 5.4, THE REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT PURCHASER FAILS TO PURCHASE THE PROPERTY WHEN IT IS OBLIGATED TO DO SO UNDER THE TERMS OF THIS AGREEMENT OR SELLER TERMINATES THIS PURCHASE CONTRACT AS A RESULT OF PURCHASER'S DEFAULT, IS AND SHALL BE, AS SELLER'S SOLE REMEDY (WHETHER AT LAW OR IN EQUITY), THE RIGHT TO RECEIVE FROM THE ESCROW AGENT AND RETAIN THE FULL AMOUNT OF THE DEPOSIT. THE PAYMENT AND PERFORMANCE OF THE ABOVE AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF APPLICABLE LAW AND IS INTENDED TO SETTLE ALL ISSUES AND QUESTIONS ABOUT THE AMOUNT OF DAMAGES SUFFERED BY SELLER IN THE APPLICABLE EVENT, EXCEPT ONLY FOR DAMAGES UNDER
     SECTION 5.4 ABOVE, IRRESPECTIVE OF THE TIME WHEN THE INQUIRY ABOUT SUCH DAMAGES MAY TAKE PLACE. UPON ANY SUCH FAILURE BY PURCHASER HEREUNDER, THIS PURCHASE CONTRACT SHALL BE TERMINATED, AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, EACH TO THE OTHER, EXCEPT FOR THE PURCHASER'S OBLIGATIONS TO SELLER UNDER SECTION 5.4 ABOVE, AND THE RIGHT OF SELLER TO COLLECT SUCH LIQUIDATED DAMAGES TO THE EXTENT NOT THERETOFORE PAID BY PURCHASER.
BY PLACING THEIR INITIALS BELOW, PURCHASER AND SELLER ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTAND AND AGREE TO BE BOUND BY THIS LIQUIDATED DAMAGES PROVISION.



     Purchaser's Initials                    Seller's Initials

12.2 Provided that Purchaser has not terminated this Purchase Contract and is not otherwise in default hereunder, if the Closing does not occur as a result of Seller's default hereunder, Purchaser's sole remedy shall be to elect to terminate this Purchase Contract and receive reimbursement of the Deposit or to seek specific performance of this Purchase Contract.
                                   ARTICLE 13
                            RISK OF LOSS OR CASUALTY

13.1 The risk of loss or damage to the Property by fire or other casualty until the deed of conveyance is recorded is assumed by the Seller, provided that the Seller's responsibility shall be only to the extent of any recovery from insurance now carried on the Property. In the event of (i) the damage or destruction of all or any part of the Property, the aggregate cost to repair, replace and/or restore of which shall be $100,000 or more (as estimated by Seller's insurance carrier) in excess of the cost to repair the existing fire and related damage, (ii) permanent loss of ten percent (10%) or more of the parking for the Property or a permanent loss of access to a building on the property prior to Closing, or (iii) any Major Tenant has the right to terminate its Commercial Lease or abate the payment of its Rent, Purchaser may, by Notice given to Seller within five (5) days after receipt of Notice from Seller of such damage or destruction, elect to terminate this Purchase Contract, in which event the Deposit shall immediately be returned by Escrow Agent to Purchaser and except as expressly provided herein, subject to and except for Purchaser's liability under Sections 5.3 and 5.4, the rights, duties, obligations, and liabilities of the parties hereunder shall immediately terminate and be of no further force or effect. If Purchaser does not elect to terminate this Purchase Contract pursuant to this Section 13.1, or has no right to terminate this Purchase Contract pursuant to this Section 13.1, and the sale of the Property is consummated, Purchaser shall be entitled to receive all insurance proceeds paid or payable to Seller by reason of such destruction or damage under the insurance policies carried by Seller (less amounts of insurance theretofore received and applied by Seller to restoration); provided that in the event the insurance proceeds, if any, shall be insufficient to defray the estimated cost of repairing or replacing the damage or destruction, then to the extent the amount of the insufficiency shall exceed $10,000.00 (determined by reference to such estimated cost and Seller's statement of the available insurance proceeds) the amount of the insufficiency may be claimed by Purchaser, by Notice of such claim given to Seller prior to Closing, as an additional adjustment at Closing pursuant to Section 7.1.2 above, provided further in such event that upon receipt of any such Notice from Purchaser, Seller may elect, at its sole option, by so advising Purchaser in writing at or prior to the Closing, to terminate this Purchase Contract, in which event the Deposit shall be returned to Purchaser and except as expressly provided herein, subject to and except for Purchaser's liability under Section 5.4, the rights, duties, obligations and liabilities of the parties hereunder shall immediately terminate and be of no further force and effect. If the amount of said casualty proceeds is not settled by the date of Closing, Seller shall execute at Closing all proofs of loss, assignments of claim, and other similar instruments to ensure that Purchaser shall receive all of Seller's right, title, and interest in and under said insurance proceeds. Seller shall not, in any event, be obligated to effect any repair, replacement, and/or restoration, but may do so at its option in which case Seller may apply the insurance proceeds to the costs of restoration.
                                   ARTICLE 14
                                  RATIFICATION

14.1 This Purchase Contract shall be null and void unless fully ratified by Purchaser and Seller on or before August 20, 1999.
                                   ARTICLE 15
                                 EMINENT DOMAIN

15.1 In the event that at the time of Closing all or any part of the Property is (or has previously been) acquired, or is about to be acquired, by authority of any governmental agency in purchase in lieu thereof (or in the event that at such time there is any notice of any such acquisition by any such governmental agency), Purchaser shall have the right, at Purchaser's option, to terminate this Purchase Contract by giving written Notice within Fifteen (15) days of the occurrence of such event and recover the Deposit hereunder, or to settle in accordance with the terms of this Purchase Contract for the full Purchase Price and receive the full benefit or any condemnation award. It is expressly agreed between the parties hereto that this paragraph shall in no way apply to customary dedications for public purposes which may be necessary for the development of the Property.
                                   ARTICLE 16
                                 MISCELLANEOUS

16.1 EXHIBITS AND SCHEDULES
     All Exhibits and Schedules annexed hereto are a part of this Purchase Contract for all purposes.
16.2 ASSIGNABILITY
     This Purchase Contract is not assignable without first obtaining the prior written approval of the non-assigning party, provided, however, that Purchaser shall have the right to assign this Purchase Contract prior to Closing to a partnership or limited liability company for which Purchaser is a general partner or manager, as applicable. As of the date of such assignment, the assignee shall execute a written assignment and assumption agreement assuming all of the obligations of Purchaser under this Purchase Contract. Purchaser shall remain obligated under this Purchase Contract until all of Purchaser's closing obligations (including payment of the Purchase Price) have been satisfied. Thereafter, the original Purchaser shall be released from all of its obligations and shall have no further liability under this Purchase Contract.
16.3 BINDING EFFECT
     This Purchase Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective successors, heirs and permitted assigns.
16.4 CAPTIONS
     The captions, headings, and arrangements used in this Purchase Contract are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.
16.5 NUMBER AND GENDER OF WORDS
     Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.
16.6 NOTICES
     All Notices, demands, requests and other communications required pursuant to the provisions of this Purchase Contract ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes
     (i) if sent by Federal Express or the nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the Fifth (5th) business day following the date of mailing addressed as follows:
                If to Seller:                   If to Purchaser:

                Consolidated Capital Equity      The Colton Company
                Partners/Two L.P.                2301 Campus Drive, Suite 150
                c/o AIMCO                        Irvine, California  92612
                1873 South Bellaire Street      Attention: David Colton
                Suite 1700                      Fax:  949-476-8554
                Denver, Colorado  80222         Tel.:  949-475-4200
                Attention:  Tim Works
                                  Harry Alcock
                                  Martha Carlin
                Tel.:  303-691-4357




                and with a copy to:             and with a copy to:

                Argent Real Estate              The Colton Company
                1401 Brickell Avenue, Suite 520  2301 Campus Drive, Suite 150
                Miami, Florida  33131            Irvine, California  92612
                Attention:  David Marquette     Attention: Jon W. McClintock
                Fax: 305-371-6898               Fax:  949-476-8554
                                                Tel.:  949-475-4200


                with copies to:                 with a copy to:

                Richard A. Cohn, Esquire        Law Office of David M. Griffith
                Bryan Cave LLP                  1 World Trade Center, Suite 800
                700 Thirteenth Street, N.W.     Long Beach, CA 90831 Fax: 562-
                Washington, D.C. 20005-3960     983-8122
                Fax:  202-508-3960              Tel.:  562-983-8017
                and
                William S. Sanderson, Esquire
                Bryan Cave LLP
                18881 Von Karman, Suite 1500
                Irvine, California  92612-1582
                Fax:  949-223-7100
                Tel.:  949-223-7000

     Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Purchase Contract the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.
16.7 GOVERNING LAW AND VENUE
     The laws of the State of California shall govern the validity, construction, enforcement, and interpretation of this Purchase Contract, unless otherwise specified herein except for the conflict of laws provisions thereof. All claims, disputes and other matters in question arising out of or relating to this Purchase Contract, or the breach thereof, shall be decided by proceedings instituted and litigated in the United States District Court for the district in which the Property is situated, and the parties hereto expressly consent to the venue and jurisdiction of such court.
16.8 ENTIRETY AND AMENDMENTS
     This Purchase Contract embodies the entire Purchase Contract between the parties and supersedes all prior Purchase Contracts and understandings, if any, relating to the Property, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.
16.9 SEVERABILITY
     If any of the provisions of this Purchase Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Purchase Contract shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Purchase Contract; and the remaining provisions of this Purchase Contract shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Purchase Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Purchase Contract a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.
16.10     MULTIPLE COUNTERPARTS
     This Purchase Contract may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Purchase Contract. In making proof of this Purchase Contract, it shall not be necessary to produce or account for more than one such counterparts.
16.11     FURTHER ACTS
     In addition to the acts and deeds recited herein and contemplated and performed, executed and/or delivered by Seller and Purchaser, Seller and Purchaser agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all such further acts, deeds, and assurances as may be necessary to consummate the transactions contemplated hereby.
16.12     CONSTRUCTION
     No provision of this Purchase Contract shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Purchase Contract; both parties, being represented by counsel, having fully participated in the negotiation of this instrument.
16.13     CONFIDENTIALITY
     Each party shall not disclose the terms and conditions contained in this Purchase Contract, shall keep the same confidential, provided that each party may disclose the terms and conditions of this Purchase Contract (i) as required by law, (ii) to consummate the terms of this Purchase Contract, or any financing relating thereto, or (iii) to Purchaser's or Seller's lenders, attorneys and accountants. Any information provided by one party hereunder to the other under the terms of this Purchase Contract is for informational purposes only. In providing such information, the party providing such information makes no representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded. Neither party shall in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and each party shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without the other party's prior written authorization, which may be granted or denied in such party's sole discretion. After the Closing, either party may disclose to third parties any information concerning the Property or set forth in any of the Property Documents. Nothing in this Section 16.13 is intended to or shall be deemed to contradict or invalidate any of Seller's representations and warranties in Section 8.1.1.
16.14     TIME OF THE ESSENCE
     It is expressly agreed by the parties hereto that time is of the essence with respect to this Purchase Contract.
16.15     CUMULATIVE REMEDIES AND WAIVER
     Except as otherwise provided herein, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Purchase Contract or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Purchase Contract shall be established by conduct, custom, or course of dealing.
16.16     LITIGATION EXPENSES
     In the event either party hereto commences litigation against the other to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation.
16.17     TIME PERIODS
     Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period. All time periods in this contract shall be based on California time and, unless expressly provided to the contrary, shall end at 5:00 p.m., California time.
16.18     EXCHANGE
At Seller's sole cost and expense, Seller may structure the sale of the Property to Purchaser as a Like Kind Exchange under Internal Revenue Code Section 1031 whereby Seller will acquire certain property (the "Like Kind Exchange Property") in conjunction with the sale of the Property (the "Like Kind Exchange"). Purchaser shall, at no cost to Purchaser, cooperate fully and promptly with Seller's conduct of the Like Kind Exchange, provided that all costs and expenses generated in connection with the Like Kind Exchange shall be borne solely by Seller, and Purchaser shall not be required to take title to or contract for the purchase of any other property. If Seller uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of Seller hereunder shall not relieve, release or absolve Seller of its obligations to Purchaser. In no event shall the Closing Date be delayed by the Like Kind Exchange. Seller shall indemnify and hold harmless Purchaser from and against any and all liability arising from and out of the Like Kind Exchange.

NOW WHEREFORE, the parties hereto have executed this Purchase Contract as of the date first set forth above.

Seller:CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO L.P., a California limited partnership
By:  Concap Holdings, Inc., a Texas corporation, its General Partner


  By:                                [SEAL]
  Printed:
  Title:

Purchaser:                       COLTON REAL ESTATE GROUP, d/b/a THE COLTON
       COMPANY, a California corporation

By:                             [SEAL]
Printed:  Linda H. Colton
Title:  President

By:                           ]
Printed:  Jon W. McClintock
                           Title:  Chief Financial Officer




STATE OF CALIFORNIA                 )               CAPACITY CLAIMED BY
                                                    SIGNER:
)
COUNTY OF ____________________ )                    . Individual(s)

                                                    . Corporate
     On _________________, 1999, before me, the     ________________
undersigned, a Notary Public in and for said State,     Officer(s)
personally appeared ______________________          ________________

 . personally known to me - OR - . proved to me on   Title(s)
                    the basis of satisfactory
                    evidence, to be the person(s)   . Partner(s)
                    whose name(s) is/are subscribed
                    to the within instrument and    . Attorney-in-Fact
                    acknowledged to me that
                    he/she/they executed the same   . Trustee(s)
                    in his/her/their authorized
                    capacity(ies), and that by      . Subscribing Witness
                    his/her/their signature(s) on
                    the instrument the person(s),   . Guardian/Conservator
                    or the entity upon behalf of
                    which the person(s) acted,      . Other:
                    executed the instrument.        ___________________

WITNESS my hand and official seal.                  ________________________
                                                    _

____________________________                        ________________________
               Signature of Notary                  _

                                                    SIGNER IS REPRESENTING:
                                                    Name of person(s) or
                                                    entity(ies)
                                                    ________________________
                                                    ____
                                                    ________________________
                                                    ____


STATE OF CALIFORNIA                 )               CAPACITY CLAIMED BY
                                                    SIGNER:
)
COUNTY OF ____________________ )                    . Individual(s)

                                                    . Corporate
     On _________________, 1999, before me, the     ________________
undersigned, a Notary Public in and for said State,     Officer(s)
personally appeared ____________________:           ________________

 . personally known to me - OR - . proved to me on   Title(s)
                    the basis of satisfactory
                    evidence, to be the person(s)   . Partner(s)
                    whose name(s) is/are subscribed
                    to the within instrument and    . Attorney-in-Fact
                    acknowledged to me that
                    he/she/they executed the same   . Trustee(s)
                    in his/her/their authorized
                    capacity(ies), and that by      . Subscribing Witness
                    his/her/their signature(s) on
                    the instrument the person(s),   . Guardian/Conservator
                    or the entity upon behalf of
                    which the person(s) acted,      . Other:
                    executed the instrument.        ___________________

WITNESS my hand and official seal.                  ________________________
                                                    _

____________________________                        ________________________
               Signature of Notary                  _
                                                    SIGNER IS REPRESENTING:
                                                    Name of person(s) or
                                                    entity(ies)
                                                    ________________________
                                                    ____
                                                    ________________________
                                                    ____



STATE OF CALIFORNIA                 )               CAPACITY CLAIMED BY
                                                    SIGNER:
)
COUNTY OF ____________________ )                    . Individual(s)

                                                    . Corporate
     On _________________, 1999, before me, the     ________________
undersigned, a Notary Public in and for said State,     Officer(s)
personally appeared ______________________:         ________________

 . personally known to me - OR - . proved to me on   Title(s)
                    the basis of satisfactory
                    evidence, to be the person(s)   . Partner(s)
                    whose name(s) is/are subscribed
                    to the within instrument and    . Attorney-in-Fact
                    acknowledged to me that
                    he/she/they executed the same   . Trustee(s)
                    in his/her/their authorized
                    capacity(ies), and that by      . Subscribing Witness
                    his/her/their signature(s) on
                    the instrument the person(s),   . Guardian/Conservator
                    or the entity upon behalf of
                    which the person(s) acted,      . Other:
                    executed the instrument.        ___________________

WITNESS my hand and official seal.                  ________________________
                                                    _

____________________________                        ________________________
               Signature of Notary                  _

                                                    SIGNER IS REPRESENTING:
                                                    Name of person(s) or
                                                    entity(ies)
                                                    ________________________
                                                    ____
                                                    ________________________
                                                    ____



STATE OF CALIFORNIA                 )               CAPACITY CLAIMED BY
                                                    SIGNER:
)
COUNTY OF ____________________ )                    . Individual(s)

                                                    . Corporate
     On _________________, 1999, before me, the     ________________
undersigned, a Notary Public in and for said State,     Officer(s)
personally appeared ____________________:           ________________

 . personally known to me - OR - . proved to me on   Title(s)
                    the basis of satisfactory
                    evidence, to be the person(s)   . Partner(s)
                    whose name(s) is/are subscribed
                    to the within instrument and    . Attorney-in-Fact
                    acknowledged to me that
                    he/she/they executed the same   . Trustee(s)
                    in his/her/their authorized
                    capacity(ies), and that by      . Subscribing Witness
                    his/her/their signature(s) on
                    the instrument the person(s),   . Guardian/Conservator
                    or the entity upon behalf of
                    which the person(s) acted,      . Other:
                    executed the instrument.        ___________________

WITNESS my hand and official seal.                  ________________________
                                                    _

____________________________                        ________________________
               Signature of Notary                  _

                                                    SIGNER IS REPRESENTING:
                                                    Name of person(s) or
                                                    entity(ies)
                                                    ________________________
                                                    ____
                                                    ________________________
                                                    ____


STATE OF CALIFORNIA                 )               CAPACITY CLAIMED BY
                                                    SIGNER:
)
COUNTY OF ____________________ )                    . Individual(s)

                                                    . Corporate
     On _________________, 1999, before me, the     ________________
undersigned, a Notary Public in and for said State,     Officer(s)
personally appeared ____________________:           ________________

 . personally known to me - OR - . proved to me on   Title(s)
                    the basis of satisfactory
                    evidence, to be the person(s)   . Partner(s)
                    whose name(s) is/are subscribed
                    to the within instrument and    . Attorney-in-Fact
                    acknowledged to me that
                    he/she/they executed the same   . Trustee(s)
                    in his/her/their authorized
                    capacity(ies), and that by      . Subscribing Witness
                    his/her/their signature(s) on
                    the instrument the person(s),   . Guardian/Conservator
                    or the entity upon behalf of
                    which the person(s) acted,      . Other:
                    executed the instrument.        ___________________

WITNESS my hand and official seal.                  ________________________
                                                    _

____________________________                        ________________________
               Signature of Notary                  _

                                                    SIGNER IS REPRESENTING:
                                                    Name of person(s) or
                                                    entity(ies)
                                                    ________________________
                                                    ____
                                                    ________________________
                                                    ____


                                   EXHIBIT A
                         Legal Description of Real Property


PARCEL 1:
THAT PORTION OF LOT 7, TRACT 678, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11, OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF SAID LOT 7 WITH A LINE PARALLEL WITH AND DISTANT NORTHERLY 50.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE CENTERLINE OF FOURTH STREET AS SHOWN ON A MAP, THENCE ALONG SAID PARALLEL LINE NORTH 89. 36' 45" EAST 248.93 FEET TO THE SOUTHWESTERLY CORNER OF THE LAND DESCRIBED IN DEED TO TOWN CENTER PLAZA RECORDED DECEMBER 24, 1970 IN BOOK 9500, PAGE 225, OF OFFICIAL RECORDS, RECORDS OF SAID ORANGE COUNTY; THENCE ALONG THE WESTERLY AND NORTHERLY LINES OF SAID LAND NORTH 0. 16' 36" WEST 310.50 FEET AND NORTH 89. 36' 45" EAST 243.00 FEET TO THE NORTHEASTERLY CORNER THEREOF; THENCE PARALLEL WITH AND WESTERLY LINE OF LOT 7, NORTH 0. 16' 36" WEST 190.00 FEET; THENCE PARALLEL WITH SAID CENTERLINE SOUTH 89. 36' 45" WEST 243.00 FEET; THENCE PARALLEL WITH SAID LAST MENTIONED WESTERLY LINE SOUTH 0. 16' 36" EAST 125.00 FEET; THENCE SOUTH 89. 38' 16" WEST 40.00 FEET; THENCE PARALLEL WITH SAID LAST MENTIONED WESTERLY LINE SOUTH 0. 16' 36" EAST 119.00 FEET; THENCE PARALLEL TO SAID CENTERLINE SOUTH 89. 36' 45" WEST 208.93 FEET TO SAID WESTERLY LINE OF LOT 7; THENCE ALONG SAID LAST MENTIONED WESTERLY LINE SOUTH 0. 16' 36" EAST 256.50 FEET TO THE POINT OF BEGINNING.
PARCEL 2:
THAT PORTION OF LOT 7 OF TRACT NO. 678, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF SAID COUNTY, BEGINNING AT A POINT IN THE WESTERLY LINE OF SAID LOT 7 DISTANT THEREON SOUTH 00. 16' 36" EAST
280.50 FEET FROM NORTHWESTERLY CORNER THEREOF, THENCE ALONG SAID WESTERLY LINE SOUTH 00. 16' 36" EAST 329.16 FEET TO THE MOST WESTERLY NORTHWESTERLY CORNER OF THE LAND DESCRIBED IN DEED TO TOWN CENTER PLAZA, RECORDED MARCH 22, 1973 IN BOOK 10607, PAGE 545 OF OFFICIAL RECORDS OF SAID ORANGE COUNTY, THENCE ALONG THE BOUNDARY OF SAID LAND OF TOWN CENTER PLAZA NORTH 89. 38' 15" EAST 209.05 FEET; NORTH 00. 16' 18" WEST 119.00 FEET; THENCE NORTH 89. 38' 15" EAST 40.00 FEET; NORTH 00. 16' 18" WEST 125.00 FEET; AND NORTH 89. 38' 15" EAST 243.00 FEET TO THE NORTHEASTERLY CORNER THEREOF; THENCE PARALLEL WITH THE EASTERLY LINE, NORTH
00. 16' 36" WEST 201.92 FEET; THENCE PARALLEL WITH THE NORTHERLY LINE OF SAID LOT 7 SOUTH 89. 45' 36" WEST 230.00 FEET; THENCE SOUTH 00. 16' 18" EAST 119.00
FEET TO A LINE PARALLEL WITH SAID NORTHERLY LINE AND WHICH PASSES THROUGH THE POINT OF BEGINNING; ALONG SAID LAST MENTIONED PARALLEL SOUTH 89. 45' 36" WEST
261.93 FEET TO THE POINT OF BEGINNING.
PARCEL 3:
AN EASEMENT FOR INGRESS, EGRESS AND INCIDENTAL PURPOSES OVER THAT PORTION OF LOT 7 OF TRACT NO. 678, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHWEST CORNER OF THE LAND DESCRIBED IN DEED TO UNION MUTUAL LIFE INSURANCE CO., RECORDED JANUARY 22, 1973, IN BOOK 10523, PAGE 219 OF OFFICIAL RECORDS OF ORANGE COUNTY; THENCE ALONG THE WESTERLY LINE AND THEREOF ITS NORTHERLY PROLONGATION, NORTH 00. 16' 18" WEST 583.19 FEET, TO A LINE PARALLEL WITH THE NORTHERLY LINE OF SAID LOT 7 AND WHICH PASSES THROUGH A POINT IN THE WESTERLY LINE OF SAID LOT DISTANT THEREON SOUTH 00. 16' 36" EAST 280.00 FEET FROM THE NORTHWEST CORNER OF SAID LOT 7; THENCE, ALONG SAID PARALLEL LINE SOUTH 89. 45' 36" WEST 248.93 FEET TO SAID POINT, THENCE, ALONG SAID WESTERLY LINE SOUTH 00. 16' 36" EAST 40.00 FEET; THENCE PARALLEL WITH SAID NORTHERLY LINE NORTH 89. 45' 36" EAST 208.39 FEET MORE OR LESS, TO A LINE PARALLEL WITH AND WESTERLY 40.00 FEET FROM THE NORTHERLY PROLONGATION OF THE LINE WESTERLY LINE OF SAID LAND OF UNION MUTUAL LIFE INSURANCE CO., THENCE ALONG SAID PARALLEL LINE SOUTH 00. 16' 18" EXCEPT 543.19 FEET, MORE OR LESS, TO THE NORTHERLY LINE OF THE LAND DESCRIBED IN DEED TO THE CITY OF SANTA ANA, RECORDED MARCH 15, 1966 IN BOOK 7869, PAGE 68, OF SAID OFFICIAL RECORDS; THENCE THEREON NORTH 89. 36' 45" EXCEPT
40.00 FEET TO THE POINT OF BEGINNING.
EXCEPTING FROM PARCEL 3 THAT PORTION THEREOF LYING WITHIN PARCEL 2 ABOVE.
PARCEL 4:
THAT PORTION OF LOT 7, TRACT NO. 678, IN THE CITY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11, OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 7; THENCE ALONG THE NORTHERLY LINE THEREOF NORTH 89. 45' 36" EAST 491.93 FEET; THENCE, PARALLEL WITH THE WESTERLY LINE OF SAID LOT 7 SOUTH 00. 16' 36" EAST 162.50 FEET; THENCE PARALLEL WITH SAID NORTHERLY LINE SOUTH 89. 45' 36" WEST 230.00 FEET; THENCE SOUTH 00. 16' 18" EAST 119.00 FEET TO A LINE PARALLEL WITH SAID NORTHERLY LINE AND WHICH PASSES THROUGH A POINT IN SAID WESTERLY LINE DISTANT THEREON SOUTH 00. 16' 36" EAST 280.50 FEET FROM THE POINT OF BEGINNING; THENCE ALONG SAID LAST MENTIONED PARALLEL LINE SOUTH 89. 45' 36" WEST 261.93 FEET TO SAID POINT; THENCE ALONG SAID WESTERLY LINE NORTH 00. 16' 36" WEST 280.50 FEET TO THE POINT OF BEGINNING. PARCEL 5:
AN EASEMENT FOR INGRESS AND EGRESS AND INCIDENTAL PURPOSES OVER THAT PORTION OF LOT 7 OF TRACT NO. 678, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHWEST CORNER OF THE LAND DESCRIBED IN DEED TO UNION MUTUAL LIFE INSURANCE CO., RECORDED JANUARY 22, 1973 IN BOOK 10523, PAGE 219, OF OFFICIAL RECORDS OF SAID ORANGE COUNTY; THENCE ALONG THE WESTERLY LINE THEREOF AND ITS NORTHERLY PROLONGATION, NORTH 00. 16' 18" WEST 583.19 FEET MORE OR LESS, TO A LINE PARALLEL WITH THE NORTHERLY LINE OF SAID LOT 7 AND WHICH PASSES THROUGH A POINT IN THE WESTERLY LINE OF SAID LOT 7, DISTANT THEREON SOUTH 00. 16' 36" EAST 280.50 FEET FROM THE NORTHWEST CORNER OF SAID LOT 7; THENCE, ALONG SAID PARALLEL LINE, SOUTH 89. 45' 36" WEST 248.93 FEET TO SAID POINT; THENCE, ALONG WESTERLY LINE, SOUTH 00. 16' 36" EAST 40.00 FEET; THENCE PARALLEL WITH SAID NORTHERLY LINE NORTH 89. 45' 36" EAST 208.93 FEET, MORE OR LESS, TO A LINE PARALLEL WITH AND DISTANT WESTERLY 40.00 FEET FROM THE NORTHERLY PROLONGATION OF THE WESTERLY LINE OF SAID LAND OF UNION MUTUAL LIFE INSURANCE CO.; THENCE ALONG SAID PARALLEL LINE SOUTH 00. 16' 18" EAST 543.19 FEET, MORE OR LESS, TO THE NORTHERLY LINE OF THE LAND DESCRIBED IN DEED TO THE CITY OF SANTA ANA, RECORDED MARCH 15, 1966 IN BOOK 7869, PAGE 68, OF SAID OFFICIAL RECORDS; THENCE THEREON NORTH 89. 36' 45" EAST 40.00 FEET TO THE POINT OF BEGINNING.
PARCEL 6:
THAT PORTION OF LOT 7, TRACT 678, AS SHOWN ON A MAP RECORDED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE SOUTH LINE OF SAID LOT, WHICH FOR THIS DESCRIPTION IS CONSIDERED TO BE A LINE PARALLEL WITH AND NORTHERLY 30.00 FEET FROM THE CENTER LINE OF FOURTH STREET, AS SHOWN ON THE MAP OF SAID TRACT, SAID POINT BEING NORTH 89. 36' 56" EAST, 491.93 FEET ALONG SAID LINE FROM THE SOUTHWEST CORNER OF SAID LOT; THENCE NORTH 0. 16' 49" WEST, 330.50 FEET, PARALLEL WITH THE WEST LINE OF SAID LOT; THENCE, SOUTH 89. 36' 56" WEST, 243.00 FEET PARALLEL WITH THE SOUTH LINE OF SAID LOT; THENCE SOUTH 0. 16' 49" 330.50 FEET PARALLEL WITH SAID WEST LINE; THENCE NORTH 89. 36' 56" EAST, 243.00 FEET ALONG SAID SOUTH LINE TO THE POINT OF BEGINNING.
EXCEPTING THEREFROM, THE SOUTHERLY 20.00 FEET THEREOF AS CONVEYED TO THE CITY OF SANTA ANA, A MUNICIPAL CORPORATION, BY DEEDS RECORDED MARCH 15, 1966, IN BOOK 7869, PAGES 68 AND 70 OF OFFICIAL RECORDS.
PARCEL 7:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER THE PORTION OF LOT 7 OF TRACT NO. 678, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA, BEING A STRIP OF LAND
40.00 FEET IN WIDTH, THE EASTERLY LINE IF SAID 40.00 FOOT STRIP BEING DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE SOUTH LINE OF SAID LOT, WHICH FOR THIS DESCRIPTION IS CONSIDERED TO BE A LINE PARALLEL WITH AND NORTHERLY 30.00 FEET FROM THE CENTER LINE OF FOURTH STREET AS SHOWN ON THE MAP OF SAID TRACT, SAID POINT BEING DISTANT NORTH 89. 36' 56" EAST 248.93 FEET ALONG SAID LINE FROM THE SOUTHWEST CORNER OF SAID LOT; THENCE PARALLEL WITH THE WEST LINE OF SAID LOT, NORTH 0. 16' 49" WEST 330.50 FEET.
EXCEPT THEREFROM, THE SOUTHERLY 20.00 FEET.
PARCEL 8:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS AND FOR PARKING PURPOSES OVER, ACROSS AND WITHIN PORTIONS OF THAT CERTAIN REAL PROPERTY IDENTIFIED AS "PARCEL B" DESCRIBED IN THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT DATED JUNE 5, 1974, RECORDED JUNE 11, 1974, AS INSTRUMENT NO. 9596, IN BOOK 11167 AT PAGES 905, AND FOLLOWING, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA, FOR THE USES AND PURPOSES AND PURSUANT TO THE RIGHTS APPURTENANT TO PARCEL 1 OF THE DEED OF TRUST (DESCRIBED AS "PARCEL A" IN SAID RECIPROCAL EASEMENT AGREEMENT).
PARCEL 9:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS IN AND TO THAT CERTAIN PORTION OF THOSE CERTAIN PARCELS OF REAL PROPERTY IDENTIFIED AS PARCEL B, C, AND D OF THE DECLARATION OF ESTABLISHMENT OF DRIVEWAY AND DRIVEWAY EASEMENT AGREEMENT DATED OCTOBER 8, 1975, AND RECORDED OCTOBER 24, 1975, AS INSTRUMENT NO. 27558, IN BOOK 11548 AT PAGES 1126, AND FOLLOWING, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA, TO WIT: THE "DRIVEWAY", AS SUCH TERM IS DESCRIBED IN SAID INSTRUMENT; FOR THE USES AND PURPOSES AND PURSUANT TO THE RIGHTS APPURTENANTS TO PARCEL 1 OF THIS DEED OF TRUST (DESCRIBED AS "PARCEL A" IN SAID DECLARATION OF ESTABLISHMENT OF DRIVEWAY AND DRIVEWAY EASEMENT AGREEMENT).




                                   EXHIBIT B
                            Form of Escrow Agreement

                           ESCROW AGREEMENT{PRIVATE }

     THIS ESCROW AGREEMENT ("Escrow Agreement") made this         day of
_____________, 1999 by and among, CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO L.P. ("Seller"), a California Limited Partnership, having a principal address at c/o AIMCO, 1873 South Bellaire Street, Suite 1700, Denver, Colorado 80222; COLTON REAL ESTATE GROUP, d/b/a THE COLTON COMPANY, a California corporation, having a principal address at 2301 Campus Drive, Suite 150, Irvine, California 92612 ("Purchaser"); and FIDELITY NATIONAL TITLE INSURANCE COMPANY ("ESCROW AGENT");

                                 WITNESSETH:
     Whereas Purchaser and Seller are parties to a certain Purchase and Sale Contract (the "Purchase Contract") made and dated as of August ___, 1999; and

          Whereas, the Purchase Contract requires that Purchaser make a deposit in the amount of One Million Dollars ($1,000,000.00) in cash (the "Deposit") to be disbursed to Seller as provided in Section 3.1.1 of the Purchase Contract. The Deposit is referred to as the "Escrow Fund".

     Now, therefore, the parties agree to the following:

1. Escrow. Escrow Agent hereby agrees that upon receipt of the Deposit, Escrow Agent shall disburse to Seller the entire Escrow Fund and all interest accrued thereon as provided for in Section 3.1.1 of the Purchase Contract.

2. Investment of Escrow Fund. All funds received by Escrow Agent shall be held in insured accounts and invested in such short-term, high-grade securities, money market funds or accounts, interest bearing bank accounts, bank certificates of deposit or bank repurchase agreements as Escrow Agent, in its discretion, deems suitable (provided that Escrow Agent shall invest the Escrow Fund as jointly directed by Seller and Purchaser should Seller and Purchaser each in their respective sole discretion determine to issue such joint investment instructions to the Escrow Agent) and all interest and income thereon shall become part of the Escrow Fund and shall be remitted to Seller as provided above.


     If on or prior to the termination of the Escrow Agreement, a party claims to be entitled to payment of the Escrow Fund under the provisions referred to, such party shall give Notice to the Escrow Agent and the other party of the claim in writing, describing in such Notice the nature of the claim, and the provisions of the Purchase Contract on which the claim is based. Unless the other party sends the Escrow Agent a written objection to the claim, with a copy concurrently to the claiming party, within Ten (10) days after such party's receipt of the Notice of claim, the claim shall be conclusively presumed to have been approved. In such case, or in the event of mutual written consent of the parties hereto, given or withheld in their respective sole discretion, Escrow Agent shall, within Two (2) business days thereafter, pay the claim as demanded. Notwithstanding the foregoing, Escrow Agent shall deliver the Escrow Fund to Seller forthwith upon Closing in accordance with the terms of subpart (a) of the immediately preceding paragraph.

     When all monies held by Escrow Agent have been finally distributed in accordance herewith, this Escrow Agreement shall terminate.

3. Liability. Escrow Agent will be obligated to perform only the duties that are expressly set forth herein. In case of conflicting demands upon Escrow Agent, it may (i) refuse to comply therewith as long as such disagreement continues and make no delivery or other disposition of any funds or property then held (and Escrow Agent shall not be or become liable in any way for such failure or refusal to comply with such conflicting or adverse claims or demands, except for its failure to exercise due care, willful breach and willful misconduct); and (ii) continue to so refrain and so refuse to act until all differences have been adjusted by agreement and, Escrow Agent has been notified thereof in writing signed jointly by Seller and Purchaser or (iii) to interplead the portion of Escrow Fund in dispute.

4. No Obligation to Take Legal Action. Escrow Agent shall not be under any obligation to take any legal action in connection with this Escrow Agreement or for its enforcement, or to appear in, prosecute, or defend any action or legal proceeding which, in its opinion, would or might involve it in any costs, expense, loss, or liability, unless and as often as required by it, it is furnished with satisfactory security and indemnity against all such costs, expenses, losses, or liabilities.

5. Status of Escrow Agent. Escrow Agent is to be considered and regarded as a depository only, and shall not be responsible or liable (except for its failure to exercise due care, willful breach or willful misconduct) for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited pursuant to this Escrow Agreement, nor as to the identity, authority, or rights of any person executing the same. Escrow Agent's duties hereunder shall be limited to the safekeeping and investment of money, instruments, and securities received by it as Escrow Agent and for their disbursement in accordance with the written escrow instructions given it in accordance with this Escrow Agreement.

6. Written Instructions of Parties. Notwithstanding any contrary provision contained herein, Escrow Agent shall, at all times, have full right and authority and the duty and obligation to pay over and disburse the principal and interest of the Escrow Fund in accordance with the joint written instructions signed by Seller and Purchaser.

7. Notices. Any required or permitted Notice or other communication under this Escrow Agreement ("Notice") shall be given as follows. All Notices, requests, demands and other communications hereunder shall be deemed to have been duly given if the same shall be in writing and shall be delivered personally or sent by federal express or other recognized national overnight courier service maintaining records of delivery, or sent by registered or certified mail, postage pre-paid, and addressed as set forth below:

          (a)  If to Seller:

               CAPITAL EQUITY PARTNERS/TWO L.P.
               c/o AIMCO
               1873 South Bellaire Street
               Suite 1700
               Denver, CO  80222
Attention: Tim Works, Harry Alcock, Martha Carlin
               Phone: 303-691-4357
               With a copy to:

               Richard A. Cohn, Esq.
               Bryan Cave LLP
               700 Thirteenth Avenue, N.W.
               Washington, D.C. 20005-3961
               Phone: 202-508-6228

          (b)  If to Purchaser:

               Colton Real Estate Group
               2301 Campus Drive, Suite 150
               Irvine, California  92612
               Attention:  David Colton
Fax:  949-476-8554


          (c)  If to Escrow Agent:

     Fidelity National Title Insurance Co.
     Bank of America Center
     700 Louisiana, Suite 2600
     Houston, TX  77002
               Attention: Lolly Avant
               Phone: 713-228-3009


     Any party may change the address to which Notices are to be addressed by giving the other parties Notice in the manner herein set forth. All such Notices, requests, demands and other communications shall be deemed to have been delivered (i) as of the day of receipt, in the case of personal delivery, or
(ii) as of the day of receipt or attempted delivery date in the case of delivery by air courier, or (iii) as of the date of receipt or first attempted delivery, as evidenced by the return receipt card, in the case of mailing by certified or registered United States mail.

8. Fee. Escrow Agent shall receive a fee of Three Hundred Dollars ($300.00) for its services hereunder, and be paid or reimbursed for all expenses, disbursements and advances, including reasonable attorney's fees, incurred or paid in connection with carrying out its duties hereunder, all amounts to be payable by Purchaser and not out of the Escrow Fund. Non-payment of such fee by Purchaser shall not entitle Escrow Agent to refuse or fail to act as required by this Escrow Agreement.

9. Titles and Section Headings. Titles of sections and subsections contained in this Escrow Agreement are inserted for convenience of reference only, and neither form a part of this Escrow Agreement or are to be used in its construction or interpretation.

10. Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

11. Non-Waiver. No waiver by either party of any breach of any term or condition of this Escrow Agreement shall operate as a waiver of any other breach of such term or condition or of any other term or condition. No failure to enforce such provision shall operate as a waiver of such provision or of any other provision hereof, or constitute or be deemed a waiver or release of any other party for anything arising out of, connected with, or based upon this Escrow Agreement.

12. Binding Effect. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns. The parties recognize and acknowledge that the powers and authority granted Escrow Agent herein are each irrevocable and coupled with an interest. Escrow Agent shall have no liability to any Seller for any mistakes in judgment in the performance of any function hereunder, except for failure to exercise due care, willful breach and willful misconduct.

13. Nonlimitation of Liability. Nothing contained herein shall in any way limit the liabilities, obligations and remedies of Seller and Purchaser as set forth in the Purchase Contract.

14. Governing Law. This Escrow Agreement shall be governed by and construed in accordance with the laws of the California.

15   Time of Essence.  Time is of the essence of this Escrow Agreement.

16. Entire Agreement; Modification. This Escrow Agreement supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

     In witness whereof each of the parties hereto has caused this Escrow Agreement to be executed on its behalf duly authorized persons, all as of the day and year first above written.

                              COLTON REAL ESTATE GROUP, d/b/a THE COLTON
                              COMPANY, a California corporation


                                    By:
                                    Name: Linda H. Colton
                                    Its: President


                                    By:
                                    Name: Jon W. McClintock
                                    Its: Chief Financial Officer


                              CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO L.P., a California limited partnership

By:  Concap Holdings, Inc., a Texas corporation, its General Partner


                                   By:
                                   Name:
                                   Its:


                                    FIDELITY NATIONAL TITLE INSURANCE COMPANY


                                    By:
                                    Name:
                                    Its:





                                 EXHIBIT 1.1.5

                                Excluded Permits


                                      NONE
                                 EXHIBIT 1.1.4

                         Schedule of Commercial Leases

                               Rent Roll Attached




                                 EXHIBIT 1.1.6

         Property excluded from Fixtures and Tangible Personal Property


                                      NONE



                                 EXHIBIT 6.2.1

                          Certain Exceptions to Title



1. DEFECTS, LIENS, ENCUMBRANCES, ADVERSE CLAIMS, OR OTHER MATTERS, IF ANY, CREATED, FIRST APPEARING IN THE PUBLIC RECORDS OR ATTACHING SUBSEQUENT TO THE EFFECTIVE DATE HEREOF BUT PRIOR TO THE DATE THE PROPOSED INSURED ACQUIRES FOR VALUE OF RECORD THE ESTATE OR INTEREST OR MORTGAGE THEREON COVERED BY THIS COMMITMENT.

2. GENERAL AND SPECIAL TAXES FOR THE FISCAL YEAR 1999-2000, A LIEN NOT YET DUE OR PAYABLE.
3. SECOND INSTALLMENT GENERAL AND SPECIAL TAXES FOR THE FISCAL YEAR 1998-1999 NOW A LIEN NOT YET DELINQUENT

4. SECOND INSTALLMENT GENERAL AND SPECIAL TAXES FOR THE FISCAL YEAR 1998-1999 NOW A LIEN NOT YET DELINQUENT

5. SECOND INSTALLMENT GENERAL AND SPECIAL TAXES FOR THE FISCAL YEAR 1998-1999 NOW A LIEN NOT YET DELINQUENT

6. SECOND INSTALLMENT GENERAL AND SPECIAL TAXES FOR THE FISCAL YEAR 1998-1999 NOW A LIEN NOT YET DELINQUENT

7. THE LIEN OF SUPPLEMENTAL TAXES, IF ANY, ASSESSED PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.

8. THE PROPERTY LIES WITHIN THE BOUNDARIES OF VARIOUS ASSESSMENT DISTRICTS AND ANY AMENDMENTS THERETO.

9. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT.
        IN FAVOR OF:            HALL-LYON-HALL, LTD
        PURPOSE:                PEDESTRIAN INGRESS AND EGRESS
        RECORDED:               OCTOBER 10, 1968, BOOK 8749, PAGE 596, OF
                                OFFICIAL RECORDS.
        AFFECTS:                A PORTION OF THE LAND

10. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT.
        IN FAVOR OF:            ORANGE COUNTY FLOOD CONTROL DISTRICT
        PURPOSE:                WATER CONSERVATION PURPOSES
        RECORDED:               OCTOBER 15, 1968, BOOK 8752, PAGE 697, OF
                                OFFICIAL RECORDS.
        AFFECTS:                A PORTION OF THE LAND

11. GRANT OF VEHICULAR ACCESS RIGHTS FROM FOURTH STREET TO THE CITY OF SANTA ANA BY INSTRUMENT RECORDED DECEMBER 2, 1970 IN BOOK 9475, PAGE 500, OFFICIAL RECORDS OF ORANGE COUNTY.
        AFFECTS:                PARCEL 1 AND 6

12. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS RESERVED IN A DOCUMENT.
        RESERVED BY:            LESSER COMMUNITY PROPERTY TRUST AND SANTA ANA
                                PROPERTIES, A LIMITED PARTNERSHIP
        PURPOSE:                INGRESS AND EGRESS AND UNDERGROUND UTILITY
                                LINES
        RECORDED:               DECEMBER 24, 1970, BOOK 9500, PAGE 225, OF
                                OFFICIAL RECORDS.
        AFFECTS:                PARCEL 1, 2 AND 6

13. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS RESERVED IN A DOCUMENT.
        GRANTED TO:             SOUTHERN CALIFORNIA EDISON
        PURPOSE:                PUBLIC UTILITIES
        RECORDED:               JULY 21, 1971, BOOK 9728, PAGE 273, OF OFFICIAL
                                RECORDS
        AFFECTS:                A PORTION OF PARCEL 6

14. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS RESERVED IN A DOCUMENT.
        IN FAVOR OF:            CITY OF SANTA ANA
        PURPOSE:                STREET PURPOSES

        RECORDED:               APRIL 25, 1973, BOOK 10662, PAGE 209, OF
                                OFFICIAL RECORDS.
        AFFECTS:                PARCEL 1, 2, AND 4

15. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS RESERVED IN A DOCUMENT.
        GRANTED TO:             SOUTHERN CALIFORNIA EDISON
        PURPOSE:                PUBLIC UTILITIES
        RECORDED:               NOVEMBER 26, 1973, BOOK 11000, PAGE 868, OF
                                OFFICIAL RECORDS
        AFFECTS:                A PORTION OF PARCEL 1

16. MATTERS CONTAINED IN THAT CERTAIN DOCUMENT ENTITLED "RECIPROCAL EASEMENT AGREEMENT", EXECUTED BY UNION MUTUAL LIFE INSURANCE COMPANY AND BETWEEN TOWN CENTER PLAZA, RECORDED JUNE 11, 1974, BOOK 11167, PAGE 905, OF OFFICIAL RECORDS.

        REFERENCE IS HEREBY MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

17. THE FACT THAT THE OWNERSHIP OF SAID LAND DOES NOT INCLUDE RIGHTS OF ACCESS TO OR FROM THE STREET, HIGHWAY, OR FREEWAY ABUTTING SAID LAND, SUCH RIGHTS HAVING BEEN RELINQUISHED BY THE DOCUMENT
        RECORDED:               JULY 25, 1975, BOOK 11466, PAGE 1809, OF
                                OFFICIAL RECORDS
        AFFECTS;                A PORTION OF PARCEL 4

18. MATTERS CONTAINED IN THAT CERTAIN DOCUMENT ENTITLED "DECLARATION OF DRIVEWAY EASEMENT", EXECUTED BY UNION MUTUAL LIFE INSURANCE COMPANY AND BETWEEN TOWN CENTER PLAZA, RECORDED OCTOBER 24, 1975, BOOK 11548, PAGE 1126 OF OFFICIAL RECORDS.
        AFFECTS:                ALL PARCELS

        REFERENCE IS HEREBY MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

19. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS RESERVED IN A DOCUMENT.
        IN FAVOR OF:            SOUTHERN CALIFORNIA EDISON
        PURPOSE:                PUBLIC UTILITIES
        RECORDED:               JUNE 7, 1976, BOOK 11763, PAGE 886, OF OFFICIAL
                                RECORDS
        AFFECTS:                A PORTION OF PARCELS 2, AND 4







                                EXHIBIT 7.2.1.1

                               Form of Grant Deed


{PRIVATE }Order No.
Escrow No.

When recorded return to:
Bryan Cave LLP
18881 Von Karman, Suite 1500
Irvine, CA 92612
Attn:  William S. Sanderson, Esq.

                                                       SPACE ABOVE THIS LINE FOR
                                             RECORDER'S USE
{PRIVATE }DOCUMENTARY TRANSFER TAX:
$______________
Computed on the consideration or value of    __________________________________
property conveyed; OR                        ___________________
Computed on the consideration or value less       Signature of Declarant or
Agent liens or encumbrances remaining at time of determining tax - Firm Name sale.


                                        GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Consolidated Capital Equity Partners/Two L.P., a California limited partnership, having a principal address at c/o AIMCO, 1873 South Bellaire Street, Suite 1700, Denver, Colorado 80222

does hereby GRANT to Colton Real Estate Group, d/b/a The Colton Company, a California corporation, having a principal address at 2301 Campus Drive, Suite 150, Irvine, California 92612,

the real property in the City of Santa Ana, County of Orange, State of California, described as:

     See Exhibit A attached hereto and incorporated herein


{PRIVATE }Dated _________________, 1999
                                             CONSOLIDATED CAPITAL EQUITY
                                             PARTNERS/TWO L.P., a
                                             California limited partnership

                                        By:  Concap Holdings, Inc., a Texas
                                             corporation,
                                             its General Partner

                                        By:___________________________ [SEAL]
                                        Name:_______________________________
                                        Title:______________________________





MAIL TAX STATEMENTS AS DIRECTED TO:
STATE OF CALIFORNIA                 )                 CAPACITY CLAIMED BY

)                                                     SIGNER:
                                                      . Individual(s)

                                                      . Corporate
On _________________, 1999, before me, the            ________________
undersigned, a Notary Public in and for said State,       Officer(s)
COUNTYaOFy_____________________)_________________     ________________

 . personally known to me - OR - . proved to me on the Title(s)
basis of satisfactory evidence, to be the person(s)
whose name(s) is/are subscribed to the within         . Partner(s)
instrument and acknowledged to me that he/she/they
executed the same in his/her/their authorized         . Attorney-in-Fact
capacity(ies), and that by his/her/their signature(s)
on the instrument the person(s), or the entity upon   . Trustee(s)
behalf of which the person(s) acted, executed the
instrument.                                           . Subscribing Witness

WITNESS my hand and official seal.                    . Guardian/Conservator

                                                      . Other:
____________________________                          ___________________
               Signature of Notary
                                                      _______________________
                                                      __

                                                      _______________________
                                                      __

                                                      SIGNER IS REPRESENTING:
                                                      Name of person(s) or
                                                      entity(ies)
                                                      _______________________
                                                      _____
                                                      _______________________
                                                      _____

STATE OF CALIFORNIA                 )                 CAPACITY CLAIMED BY
                                                      SIGNER:
)
COUNTY OF ____________________ )                      . Individual(s)

                                                      . Corporate
On _________________, 1999, before me, the            ________________
undersigned, a Notary Public in and for said State,       Officer(s)
personally appeared _____________________________     ________________

 . personally known to me - OR - . proved to me on the Title(s)
basis of satisfactory evidence, to be the person(s)
whose name(s) is/are subscribed to the within         . Partner(s)
instrument and acknowledged to me that he/she/they
executed the same in his/her/their authorized         . Attorney-in-Fact
capacity(ies), and that by his/her/their signature(s)
on the instrument the person(s), or the entity upon   . Trustee(s)
behalf of which the person(s) acted, executed the
instrument.                                           . Subscribing Witness

WITNESS my hand and official seal.                    . Guardian/Conservator

                                                      . Other:
____________________________                          ___________________
               Signature of Notary
                                                      _______________________
                                                      __

                                                      _______________________
                                                      __

                                                      SIGNER IS REPRESENTING:
                                                      Name of person(s) or
                                                      entity(ies)
                                                      _______________________
                                                      _____
                                                      _______________________
                                                      _____



                                   EXHIBIT A


PARCEL 1:
THAT PORTION OF LOT 7, TRACT 678, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11, OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF SAID LOT 7 WITH A LINE PARALLEL WITH AND DISTANT NORTHERLY 50.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE CENTERLINE OF FOURTH STREET AS SHOWN ON A MAP, THENCE ALONG SAID PARALLEL LINE NORTH 89. 36' 45" EAST 248.93 FEET TO THE SOUTHWESTERLY CORNER OF THE LAND DESCRIBED IN DEED TO TOWN CENTER PLAZA RECORDED DECEMBER 24, 1970 IN BOOK 9500, PAGE 225, OF OFFICIAL RECORDS, RECORDS OF SAID ORANGE COUNTY; THENCE ALONG THE WESTERLY AND NORTHERLY LINES OF SAID LAND NORTH 0. 16' 36" WEST 310.50 FEET AND NORTH 89. 36' 45" EAST 243.00 FEET TO THE NORTHEASTERLY CORNER THEREOF; THENCE PARALLEL WITH AND WESTERLY LINE OF LOT 7, NORTH 0. 16' 36" WEST 190.00 FEET; THENCE PARALLEL WITH SAID CENTERLINE SOUTH 89. 36' 45" WEST 243.00 FEET; THENCE PARALLEL WITH SAID LAST MENTIONED WESTERLY LINE SOUTH 0. 16' 36" EAST 125.00 FEET; THENCE SOUTH 89. 38' 16" WEST 40.00 FEET; THENCE PARALLEL WITH SAID LAST MENTIONED WESTERLY LINE SOUTH 0. 16' 36" EAST 119.00 FEET; THENCE PARALLEL TO SAID CENTERLINE SOUTH 89. 36' 45" WEST 208.93 FEET TO SAID WESTERLY LINE OF LOT 7; THENCE ALONG SAID LAST MENTIONED WESTERLY LINE SOUTH 0. 16' 36" EAST 256.50 FEET TO THE POINT OF BEGINNING.
PARCEL 2:
THAT PORTION OF LOT 7 OF TRACT NO. 678, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF SAID COUNTY, BEGINNING AT A POINT IN THE WESTERLY LINE OF SAID LOT 7 DISTANT THEREON SOUTH 00. 16' 36" EAST
280.50 FEET FROM NORTHWESTERLY CORNER THEREOF, THENCE ALONG SAID WESTERLY LINE SOUTH 00. 16' 36" EAST 329.16 FEET TO THE MOST WESTERLY NORTHWESTERLY CORNER OF THE LAND DESCRIBED IN DEED TO TOWN CENTER PLAZA, RECORDED MARCH 22, 1973 IN BOOK 10607, PAGE 545 OF OFFICIAL RECORDS OF SAID ORANGE COUNTY, THENCE ALONG THE BOUNDARY OF SAID LAND OF TOWN CENTER PLAZA NORTH 89. 38' 15" EAST 209.05 FEET; NORTH 00. 16' 18" WEST 119.00 FEET; THENCE NORTH 89. 38' 15" EAST 40.00 FEET; NORTH 00. 16' 18" WEST 125.00 FEET; AND NORTH 89. 38' 15" EAST 243.00 FEET TO THE NORTHEASTERLY CORNER THEREOF; THENCE PARALLEL WITH THE EASTERLY LINE, NORTH
00. 16' 36" WEST 201.92 FEET; THENCE PARALLEL WITH THE NORTHERLY LINE OF SAID LOT 7 SOUTH 89. 45' 36" WEST 230.00 FEET; THENCE SOUTH 00. 16' 18" EAST 119.00
FEET TO A LINE PARALLEL WITH SAID NORTHERLY LINE AND WHICH PASSES THROUGH THE POINT OF BEGINNING; ALONG SAID LAST MENTIONED PARALLEL SOUTH 89. 45' 36" WEST
261.93 FEET TO THE POINT OF BEGINNING.
PARCEL 3:
AN EASEMENT FOR INGRESS, EGRESS AND INCIDENTAL PURPOSES OVER THAT PORTION OF LOT 7 OF TRACT NO. 678, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHWEST CORNER OF THE LAND DESCRIBED IN DEED TO UNION MUTUAL LIFE INSURANCE CO., RECORDED JANUARY 22, 1973, IN BOOK 10523, PAGE 219 OF OFFICIAL RECORDS OF ORANGE COUNTY; THENCE ALONG THE WESTERLY LINE AND THEREOF ITS NORTHERLY PROLONGATION, NORTH 00. 16' 18" WEST 583.19 FEET, TO A LINE PARALLEL WITH THE NORTHERLY LINE OF SAID LOT 7 AND WHICH PASSES THROUGH A POINT IN THE WESTERLY LINE OF SAID LOT DISTANT THEREON SOUTH 00. 16' 36" EAST 280.00 FEET FROM THE NORTHWEST CORNER OF SAID LOT 7; THENCE, ALONG SAID PARALLEL LINE SOUTH 89. 45' 36" WEST 248.93 FEET TO SAID POINT, THENCE, ALONG SAID WESTERLY LINE SOUTH 00. 16' 36" EAST 40.00 FEET; THENCE PARALLEL WITH SAID NORTHERLY LINE NORTH 89. 45' 36" EAST 208.39 FEET MORE OR LESS, TO A LINE PARALLEL WITH AND WESTERLY 40.00 FEET FROM THE NORTHERLY PROLONGATION OF THE LINE WESTERLY LINE OF SAID LAND OF UNION MUTUAL LIFE INSURANCE CO., THENCE ALONG SAID PARALLEL LINE SOUTH 00. 16' 18" EXCEPT 543.19 FEET, MORE OR LESS, TO THE NORTHERLY LINE OF THE LAND DESCRIBED IN DEED TO THE CITY OF SANTA ANA, RECORDED MARCH 15, 1966 IN BOOK 7869, PAGE 68, OF SAID OFFICIAL RECORDS; THENCE THEREON NORTH 89. 36' 45" EXCEPT
40.00 FEET TO THE POINT OF BEGINNING.
EXCEPTING FROM PARCEL 3 THAT PORTION THEREOF LYING WITHIN PARCEL 2 ABOVE.
PARCEL 4:
THAT PORTION OF LOT 7, TRACT NO. 678, IN THE CITY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11, OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 7; THENCE ALONG THE NORTHERLY LINE THEREOF NORTH 89. 45' 36" EAST 491.93 FEET; THENCE, PARALLEL WITH THE WESTERLY LINE OF SAID LOT 7 SOUTH 00. 16' 36" EAST 162.50 FEET; THENCE PARALLEL WITH SAID NORTHERLY LINE SOUTH 89. 45' 36" WEST 230.00 FEET; THENCE SOUTH 00. 16' 18" EAST 119.00 FEET TO A LINE PARALLEL WITH SAID NORTHERLY LINE AND WHICH PASSES THROUGH A POINT IN SAID WESTERLY LINE DISTANT THEREON SOUTH 00. 16' 36" EAST 280.50 FEET FROM THE POINT OF BEGINNING; THENCE ALONG SAID LAST MENTIONED PARALLEL LINE SOUTH 89. 45' 36" WEST 261.93 FEET TO SAID POINT; THENCE ALONG SAID WESTERLY LINE NORTH 00. 16' 36" WEST 280.50 FEET TO THE POINT OF BEGINNING. PARCEL 5:
AN EASEMENT FOR INGRESS AND EGRESS AND INCIDENTAL PURPOSES OVER THAT PORTION OF LOT 7 OF TRACT NO. 678, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHWEST CORNER OF THE LAND DESCRIBED IN DEED TO UNION MUTUAL LIFE INSURANCE CO., RECORDED JANUARY 22, 1973 IN BOOK 10523, PAGE 219, OF OFFICIAL RECORDS OF SAID ORANGE COUNTY; THENCE ALONG THE WESTERLY LINE THEREOF AND ITS NORTHERLY PROLONGATION, NORTH 00. 16' 18" WEST 583.19 FEET MORE OR LESS, TO A LINE PARALLEL WITH THE NORTHERLY LINE OF SAID LOT 7 AND WHICH PASSES THROUGH A POINT IN THE WESTERLY LINE OF SAID LOT 7, DISTANT THEREON SOUTH 00. 16' 36" EAST 280.50 FEET FROM THE NORTHWEST CORNER OF SAID LOT 7; THENCE, ALONG SAID PARALLEL LINE, SOUTH 89. 45' 36" WEST 248.93 FEET TO SAID POINT; THENCE, ALONG WESTERLY LINE, SOUTH 00. 16' 36" EAST 40.00 FEET; THENCE PARALLEL WITH SAID NORTHERLY LINE NORTH 89. 45' 36" EAST 208.93 FEET, MORE OR LESS, TO A LINE PARALLEL WITH AND DISTANT WESTERLY 40.00 FEET FROM THE NORTHERLY PROLONGATION OF THE WESTERLY LINE OF SAID LAND OF UNION MUTUAL LIFE INSURANCE CO.; THENCE ALONG SAID PARALLEL LINE SOUTH 00. 16' 18" EAST 543.19 FEET, MORE OR LESS, TO THE NORTHERLY LINE OF THE LAND DESCRIBED IN DEED TO THE CITY OF SANTA ANA, RECORDED MARCH 15, 1966 IN BOOK 7869, PAGE 68, OF SAID OFFICIAL RECORDS; THENCE THEREON NORTH 89. 36' 45" EAST 40.00 FEET TO THE POINT OF BEGINNING.
PARCEL 6:
THAT PORTION OF LOT 7, TRACT 678, AS SHOWN ON A MAP RECORDED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE SOUTH LINE OF SAID LOT, WHICH FOR THIS DESCRIPTION IS CONSIDERED TO BE A LINE PARALLEL WITH AND NORTHERLY 30.00 FEET FROM THE CENTER LINE OF FOURTH STREET, AS SHOWN ON THE MAP OF SAID TRACT, SAID POINT BEING NORTH 89. 36' 56" EAST, 491.93 FEET ALONG SAID LINE FROM THE SOUTHWEST CORNER OF SAID LOT; THENCE NORTH 0. 16' 49" WEST, 330.50 FEET, PARALLEL WITH THE WEST LINE OF SAID LOT; THENCE, SOUTH 89. 36' 56" WEST, 243.00 FEET PARALLEL WITH THE SOUTH LINE OF SAID LOT; THENCE SOUTH 0. 16' 49" 330.50 FEET PARALLEL WITH SAID WEST LINE; THENCE NORTH 89. 36' 56" EAST, 243.00 FEET ALONG SAID SOUTH LINE TO THE POINT OF BEGINNING.
EXCEPTING THEREFROM, THE SOUTHERLY 20.00 FEET THEREOF AS CONVEYED TO THE CITY OF SANTA ANA, A MUNICIPAL CORPORATION, BY DEEDS RECORDED MARCH 15, 1966, IN BOOK 7869, PAGES 68 AND 70 OF OFFICIAL RECORDS.
PARCEL 7:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER THE PORTION OF LOT 7 OF TRACT NO. 678, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA, BEING A STRIP OF LAND
40.00 FEET IN WIDTH, THE EASTERLY LINE IF SAID 40.00 FOOT STRIP BEING DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE SOUTH LINE OF SAID LOT, WHICH FOR THIS DESCRIPTION IS CONSIDERED TO BE A LINE PARALLEL WITH AND NORTHERLY 30.00 FEET FROM THE CENTER LINE OF FOURTH STREET AS SHOWN ON THE MAP OF SAID TRACT, SAID POINT BEING DISTANT NORTH 89. 36' 56" EAST 248.93 FEET ALONG SAID LINE FROM THE SOUTHWEST CORNER OF SAID LOT; THENCE PARALLEL WITH THE WEST LINE OF SAID LOT, NORTH 0. 16' 49" WEST 330.50 FEET.
EXCEPT THEREFROM, THE SOUTHERLY 20.00 FEET.
PARCEL 8:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS AND FOR PARKING PURPOSES OVER, ACROSS AND WITHIN PORTIONS OF THAT CERTAIN REAL PROPERTY IDENTIFIED AS "PARCEL B" DESCRIBED IN THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT DATED JUNE 5, 1974, RECORDED JUNE 11, 1974, AS INSTRUMENT NO. 9596, IN BOOK 11167 AT PAGES 905, AND FOLLOWING, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA, FOR THE USES AND PURPOSES AND PURSUANT TO THE RIGHTS APPURTENANT TO PARCEL 1 OF THE DEED OF TRUST (DESCRIBED AS "PARCEL A" IN SAID RECIPROCAL EASEMENT AGREEMENT).
PARCEL 9:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS IN AND TO THAT CERTAIN PORTION OF THOSE CERTAIN PARCELS OF REAL PROPERTY IDENTIFIED AS PARCEL B, C, AND D OF THE DECLARATION OF ESTABLISHMENT OF DRIVEWAY AND DRIVEWAY EASEMENT AGREEMENT DATED OCTOBER 8, 1975, AND RECORDED OCTOBER 24, 1975, AS INSTRUMENT NO. 27558, IN BOOK 11548 AT PAGES 1126, AND FOLLOWING, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA, TO WIT: THE "DRIVEWAY", AS SUCH TERM IS DESCRIBED IN SAID INSTRUMENT; FOR THE USES AND PURPOSES AND PURSUANT TO THE RIGHTS APPURTENANTS TO PARCEL 1 OF THIS DEED OF TRUST (DESCRIBED AS "PARCEL A" IN SAID DECLARATION OF ESTABLISHMENT OF DRIVEWAY AND DRIVEWAY EASEMENT AGREEMENT).


                                   EXHIBIT B

                              PERMITTED EXCEPTIONS



1. DEFECTS, LIENS, ENCUMBRANCES, ADVERSE CLAIMS, OR OTHER MATTERS, IF ANY, CREATED, FIRST APPEARING IN THE PUBLIC RECORDS OR ATTACHING SUBSEQUENT TO THE EFFECTIVE DATE HEREOF BUT PRIOR TO THE DATE THE PROPOSED INSURED ACQUIRES FOR VALUE OF RECORD THE ESTATE OR INTEREST OR MORTGAGE THEREON COVERED BY THIS COMMITMENT.

2. GENERAL AND SPECIAL TAXES FOR THE FISCAL YEAR 1999-2000, A LIEN NOT YET DUE OR PAYABLE.

3. SECOND INSTALLMENT GENERAL AND SPECIAL TAXES FOR THE FISCAL YEAR 1998-1999 NOW A LIEN NOT YET DELINQUENT

4. SECOND INSTALLMENT GENERAL AND SPECIAL TAXES FOR THE FISCAL YEAR 1998-1999 NOW A LIEN NOT YET DELINQUENT

5. SECOND INSTALLMENT GENERAL AND SPECIAL TAXES FOR THE FISCAL YEAR 1998-1999 NOW A LIEN NOT YET DELINQUENT

6. SECOND INSTALLMENT GENERAL AND SPECIAL TAXES FOR THE FISCAL YEAR 1998-1999 NOW A LIEN NOT YET DELINQUENT

7. THE LIEN OF SUPPLEMENTAL TAXES, IF ANY, ASSESSED PURSUANT TO THE PROVISIONS OF CHAPTER 3.5 (COMMENCING WITH SECTION 75) OF THE REVENUE AND TAXATION CODE OF THE STATE OF CALIFORNIA.

8. THE PROPERTY LIES WITHIN THE BOUNDARIES OF VARIOUS ASSESSMENT DISTRICTS AND ANY AMENDMENTS THERETO.

9. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT.
        IN FAVOR OF:            HALL-LYON-HALL, LTD
        PURPOSE:                PEDESTRIAN INGRESS AND EGRESS
        RECORDED:               OCTOBER 10, 1968, BOOK 8749, PAGE 596, OF
                                OFFICIAL RECORDS.
        AFFECTS:                A PORTION OF THE LAND

10. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS SET FORTH IN A DOCUMENT.
        IN FAVOR OF:            ORANGE COUNTY FLOOD CONTROL DISTRICT
        PURPOSE:                WATER CONSERVATION PURPOSES
        RECORDED:               OCTOBER 15, 1968, BOOK 8752, PAGE 697, OF
                                OFFICIAL RECORDS.
        AFFECTS:                A PORTION OF THE LAND

11. GRANT OF VEHICULAR ACCESS RIGHTS FROM FOURTH STREET TO THE CITY OF SANTA ANA BY INSTRUMENT RECORDED DECEMBER 2, 1970 IN BOOK 9475, PAGE 500, OFFICIAL RECORDS OF ORANGE COUNTY.
        AFFECTS:                PARCEL 1 AND 6

12. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS RESERVED IN A DOCUMENT.
        RESERVED BY:            LESSER COMMUNITY PROPERTY TRUST AND SANTA ANA
                                PROPERTIES, A LIMITED PARTNERSHIP
        PURPOSE:                INGRESS AND EGRESS AND UNDERGROUND UTILITY
                                LINES
        RECORDED:               DECEMBER 24, 1970, BOOK 9500, PAGE 225, OF
                                OFFICIAL RECORDS.
        AFFECTS:                PARCEL 1, 2 AND 6

13. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS RESERVED IN A DOCUMENT.
        GRANTED TO:             SOUTHERN CALIFORNIA EDISON
        PURPOSE:                PUBLIC UTILITIES
        RECORDED:               JULY 21, 1971, BOOK 9728, PAGE 273, OF OFFICIAL
                                RECORDS
        AFFECTS:                A PORTION OF PARCEL 6

14. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS RESERVED IN A DOCUMENT.
        IN FAVOR OF:            CITY OF SANTA ANA
        PURPOSE:                STREET PURPOSES

        RECORDED:               APRIL 25, 1973, BOOK 10662, PAGE 209, OF
                                OFFICIAL RECORDS.
        AFFECTS:                PARCEL 1, 2, AND 4

15. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS RESERVED IN A DOCUMENT.
        GRANTED TO:             SOUTHERN CALIFORNIA EDISON
        PURPOSE:                PUBLIC UTILITIES
        RECORDED:               NOVEMBER 26, 1973, BOOK 11000, PAGE 868, OF
                                OFFICIAL RECORDS
        AFFECTS:                A PORTION OF PARCEL 1

16. MATTERS CONTAINED IN THAT CERTAIN DOCUMENT ENTITLED "RECIPROCAL EASEMENT AGREEMENT", EXECUTED BY UNION MUTUAL LIFE INSURANCE COMPANY AND BETWEEN TOWN CENTER PLAZA, RECORDED JUNE 11, 1974, BOOK 11167, PAGE 905, OF OFFICIAL RECORDS.

        REFERENCE IS HEREBY MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

17. THE FACT THAT THE OWNERSHIP OF SAID LAND DOES NOT INCLUDE RIGHTS OF ACCESS TO OR FROM THE STREET, HIGHWAY, OR FREEWAY ABUTTING SAID LAND, SUCH RIGHTS HAVING BEEN RELINQUISHED BY THE DOCUMENT
        RECORDED:               JULY 25, 1975, BOOK 11466, PAGE 1809, OF
                                OFFICIAL RECORDS
        AFFECTS;                A PORTION OF PARCEL 4

18. MATTERS CONTAINED IN THAT CERTAIN DOCUMENT ENTITLED "DECLARATION OF DRIVEWAY EASEMENT", EXECUTED BY UNION MUTUAL LIFE INSURANCE COMPANY AND BETWEEN TOWN CENTER PLAZA, RECORDED OCTOBER 24, 1975, BOOK 11548, PAGE 1126 OF OFFICIAL RECORDS.
        AFFECTS:                ALL PARCELS

        REFERENCE IS HEREBY MADE TO SAID DOCUMENT FOR FULL PARTICULARS.

19. EASEMENT(S) FOR THE PURPOSE(S) SHOWN BELOW AND RIGHTS INCIDENTAL THERETO AS RESERVED IN A DOCUMENT.
        IN FAVOR OF:            SOUTHERN CALIFORNIA EDISON
        PURPOSE:                PUBLIC UTILITIES
        RECORDED:               JUNE 7, 1976, BOOK 11763, PAGE 886, OF OFFICIAL
                                RECORDS
        AFFECTS:                A PORTION OF PARCELS 2, AND 4






                                EXHIBIT 7.2.1.2

                              Form of Bill of Sale


                                  BILL OF SALE


Dated:                      , 1999.

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO L.P., a California limited partnership, having a principal address at c/o AIMCO, 1873 South Bellaire Street, Suite 1700, Denver, Colorado 80222 ("SELLER"), in connection with the sale of certain real property ("PROPERTY") located in the County of Orange, State of California, which is more particularly described on Exhibit "A" attached hereto and by this reference incorporated herein, hereby quitclaims to Colton Real Estate Group, d/b/a The Colton Company, a California corporation, having a principal address at 2301 Campus Drive, Suite 150, Irvine, California 92612 ("PURCHASER"), without recourse or warranty to Seller, all of Seller's right, title and interest in and to (i) the personal property more particularly described on Exhibit "B" hereto ("PERSONAL PROPERTY") used in, held for use in connection with, or necessary for the operation of the Property as of the date hereof and (ii) all other Personal Property owned by Seller and located on the Property.

          WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.

               SELLER:

               CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO L.P., a California limited partnership

               By:  Concap Holdings, Inc., a Texas corporation,
its General Partner


                    By:____________________________
                    Name:_________________________
                        Its:____________________________



                                   EXHIBIT A


PARCEL 1:
THAT PORTION OF LOT 7, TRACT 678, IN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11, OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE WESTERLY LINE OF SAID LOT 7 WITH A LINE PARALLEL WITH AND DISTANT NORTHERLY 50.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE CENTERLINE OF FOURTH STREET AS SHOWN ON A MAP, THENCE ALONG SAID PARALLEL LINE NORTH 89. 36' 45" EAST 248.93 FEET TO THE SOUTHWESTERLY CORNER OF THE LAND DESCRIBED IN DEED TO TOWN CENTER PLAZA RECORDED DECEMBER 24, 1970 IN BOOK 9500, PAGE 225, OF OFFICIAL RECORDS, RECORDS OF SAID ORANGE COUNTY; THENCE ALONG THE WESTERLY AND NORTHERLY LINES OF SAID LAND NORTH 0. 16' 36" WEST 310.50 FEET AND NORTH 89. 36' 45" EAST 243.00 FEET TO THE NORTHEASTERLY CORNER THEREOF; THENCE PARALLEL WITH AND WESTERLY LINE OF LOT 7, NORTH 0. 16' 36" WEST 190.00 FEET; THENCE PARALLEL WITH SAID CENTERLINE SOUTH 89. 36' 45" WEST 243.00 FEET; THENCE PARALLEL WITH SAID LAST MENTIONED WESTERLY LINE SOUTH 0. 16' 36" EAST 125.00 FEET; THENCE SOUTH 89. 38' 16" WEST 40.00 FEET; THENCE PARALLEL WITH SAID LAST MENTIONED WESTERLY LINE SOUTH 0. 16' 36" EAST 119.00 FEET; THENCE PARALLEL TO SAID CENTERLINE SOUTH 89. 36' 45" WEST 208.93 FEET TO SAID WESTERLY LINE OF LOT 7; THENCE ALONG SAID LAST MENTIONED WESTERLY LINE SOUTH 0. 16' 36" EAST 256.50 FEET TO THE POINT OF BEGINNING.
PARCEL 2:
THAT PORTION OF LOT 7 OF TRACT NO. 678, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF SAID COUNTY, BEGINNING AT A POINT IN THE WESTERLY LINE OF SAID LOT 7 DISTANT THEREON SOUTH 00. 16' 36" EAST
280.50 FEET FROM NORTHWESTERLY CORNER THEREOF, THENCE ALONG SAID WESTERLY LINE SOUTH 00. 16' 36" EAST 329.16 FEET TO THE MOST WESTERLY NORTHWESTERLY CORNER OF THE LAND DESCRIBED IN DEED TO TOWN CENTER PLAZA, RECORDED MARCH 22, 1973 IN BOOK 10607, PAGE 545 OF OFFICIAL RECORDS OF SAID ORANGE COUNTY, THENCE ALONG THE BOUNDARY OF SAID LAND OF TOWN CENTER PLAZA NORTH 89. 38' 15" EAST 209.05 FEET; NORTH 00. 16' 18" WEST 119.00 FEET; THENCE NORTH 89. 38' 15" EAST 40.00 FEET; NORTH 00. 16' 18" WEST 125.00 FEET; AND NORTH 89. 38' 15" EAST 243.00 FEET TO THE NORTHEASTERLY CORNER THEREOF; THENCE PARALLEL WITH THE EASTERLY LINE, NORTH
00. 16' 36" WEST 201.92 FEET; THENCE PARALLEL WITH THE NORTHERLY LINE OF SAID LOT 7 SOUTH 89. 45' 36" WEST 230.00 FEET; THENCE SOUTH 00. 16' 18" EAST 119.00
FEET TO A LINE PARALLEL WITH SAID NORTHERLY LINE AND WHICH PASSES THROUGH THE POINT OF BEGINNING; ALONG SAID LAST MENTIONED PARALLEL SOUTH 89. 45' 36" WEST
261.93 FEET TO THE POINT OF BEGINNING.
PARCEL 3:
AN EASEMENT FOR INGRESS, EGRESS AND INCIDENTAL PURPOSES OVER THAT PORTION OF LOT 7 OF TRACT NO. 678, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHWEST CORNER OF THE LAND DESCRIBED IN DEED TO UNION MUTUAL LIFE INSURANCE CO., RECORDED JANUARY 22, 1973, IN BOOK 10523, PAGE 219 OF OFFICIAL RECORDS OF ORANGE COUNTY; THENCE ALONG THE WESTERLY LINE AND THEREOF ITS NORTHERLY PROLONGATION, NORTH 00. 16' 18" WEST 583.19 FEET, TO A LINE PARALLEL WITH THE NORTHERLY LINE OF SAID LOT 7 AND WHICH PASSES THROUGH A POINT IN THE WESTERLY LINE OF SAID LOT DISTANT THEREON SOUTH 00. 16' 36" EAST 280.00 FEET FROM THE NORTHWEST CORNER OF SAID LOT 7; THENCE, ALONG SAID PARALLEL LINE SOUTH 89. 45' 36" WEST 248.93 FEET TO SAID POINT, THENCE, ALONG SAID WESTERLY LINE SOUTH 00. 16' 36" EAST 40.00 FEET; THENCE PARALLEL WITH SAID NORTHERLY LINE NORTH 89. 45' 36" EAST 208.39 FEET MORE OR LESS, TO A LINE PARALLEL WITH AND WESTERLY 40.00 FEET FROM THE NORTHERLY PROLONGATION OF THE LINE WESTERLY LINE OF SAID LAND OF UNION MUTUAL LIFE INSURANCE CO., THENCE ALONG SAID PARALLEL LINE SOUTH 00. 16' 18" EXCEPT 543.19 FEET, MORE OR LESS, TO THE NORTHERLY LINE OF THE LAND DESCRIBED IN DEED TO THE CITY OF SANTA ANA, RECORDED MARCH 15, 1966 IN BOOK 7869, PAGE 68, OF SAID OFFICIAL RECORDS; THENCE THEREON NORTH 89. 36' 45" EXCEPT
40.00 FEET TO THE POINT OF BEGINNING.
EXCEPTING FROM PARCEL 3 THAT PORTION THEREOF LYING WITHIN PARCEL 2 ABOVE.
PARCEL 4:
THAT PORTION OF LOT 7, TRACT NO. 678, IN THE CITY OF ORANGE, STATE OF CALIFORNIA, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11, OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHWESTERLY CORNER OF SAID LOT 7; THENCE ALONG THE NORTHERLY LINE THEREOF NORTH 89. 45' 36" EAST 491.93 FEET; THENCE, PARALLEL WITH THE WESTERLY LINE OF SAID LOT 7 SOUTH 00. 16' 36" EAST 162.50 FEET; THENCE PARALLEL WITH SAID NORTHERLY LINE SOUTH 89. 45' 36" WEST 230.00 FEET; THENCE SOUTH 00. 16' 18" EAST 119.00 FEET TO A LINE PARALLEL WITH SAID NORTHERLY LINE AND WHICH PASSES THROUGH A POINT IN SAID WESTERLY LINE DISTANT THEREON SOUTH 00. 16' 36" EAST 280.50 FEET FROM THE POINT OF BEGINNING; THENCE ALONG SAID LAST MENTIONED PARALLEL LINE SOUTH 89. 45' 36" WEST 261.93 FEET TO SAID POINT; THENCE ALONG SAID WESTERLY LINE NORTH 00. 16' 36" WEST 280.50 FEET TO THE POINT OF BEGINNING. PARCEL 5:
AN EASEMENT FOR INGRESS AND EGRESS AND INCIDENTAL PURPOSES OVER THAT PORTION OF LOT 7 OF TRACT NO. 678, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHWEST CORNER OF THE LAND DESCRIBED IN DEED TO UNION MUTUAL LIFE INSURANCE CO., RECORDED JANUARY 22, 1973 IN BOOK 10523, PAGE 219, OF OFFICIAL RECORDS OF SAID ORANGE COUNTY; THENCE ALONG THE WESTERLY LINE THEREOF AND ITS NORTHERLY PROLONGATION, NORTH 00. 16' 18" WEST 583.19 FEET MORE OR LESS, TO A LINE PARALLEL WITH THE NORTHERLY LINE OF SAID LOT 7 AND WHICH PASSES THROUGH A POINT IN THE WESTERLY LINE OF SAID LOT 7, DISTANT THEREON SOUTH 00. 16' 36" EAST 280.50 FEET FROM THE NORTHWEST CORNER OF SAID LOT 7; THENCE, ALONG SAID PARALLEL LINE, SOUTH 89. 45' 36" WEST 248.93 FEET TO SAID POINT; THENCE, ALONG WESTERLY LINE, SOUTH 00. 16' 36" EAST 40.00 FEET; THENCE PARALLEL WITH SAID NORTHERLY LINE NORTH 89. 45' 36" EAST 208.93 FEET, MORE OR LESS, TO A LINE PARALLEL WITH AND DISTANT WESTERLY 40.00 FEET FROM THE NORTHERLY PROLONGATION OF THE WESTERLY LINE OF SAID LAND OF UNION MUTUAL LIFE INSURANCE CO.; THENCE ALONG SAID PARALLEL LINE SOUTH 00. 16' 18" EAST 543.19 FEET, MORE OR LESS, TO THE NORTHERLY LINE OF THE LAND DESCRIBED IN DEED TO THE CITY OF SANTA ANA, RECORDED MARCH 15, 1966 IN BOOK 7869, PAGE 68, OF SAID OFFICIAL RECORDS; THENCE THEREON NORTH 89. 36' 45" EAST 40.00 FEET TO THE POINT OF BEGINNING.
PARCEL 6:
THAT PORTION OF LOT 7, TRACT 678, AS SHOWN ON A MAP RECORDED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE SOUTH LINE OF SAID LOT, WHICH FOR THIS DESCRIPTION IS CONSIDERED TO BE A LINE PARALLEL WITH AND NORTHERLY 30.00 FEET FROM THE CENTER LINE OF FOURTH STREET, AS SHOWN ON THE MAP OF SAID TRACT, SAID POINT BEING NORTH 89. 36' 56" EAST, 491.93 FEET ALONG SAID LINE FROM THE SOUTHWEST CORNER OF SAID LOT; THENCE NORTH 0. 16' 49" WEST, 330.50 FEET, PARALLEL WITH THE WEST LINE OF SAID LOT; THENCE, SOUTH 89. 36' 56" WEST, 243.00 FEET PARALLEL WITH THE SOUTH LINE OF SAID LOT; THENCE SOUTH 0. 16' 49" 330.50 FEET PARALLEL WITH SAID WEST LINE; THENCE NORTH 89. 36' 56" EAST, 243.00 FEET ALONG SAID SOUTH LINE TO THE POINT OF BEGINNING.
EXCEPTING THEREFROM, THE SOUTHERLY 20.00 FEET THEREOF AS CONVEYED TO THE CITY OF SANTA ANA, A MUNICIPAL CORPORATION, BY DEEDS RECORDED MARCH 15, 1966, IN BOOK 7869, PAGES 68 AND 70 OF OFFICIAL RECORDS.
PARCEL 7:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS OVER THE PORTION OF LOT 7 OF TRACT NO. 678, AS SHOWN ON A MAP FILED IN BOOK 32, PAGES 10 AND 11 OF MISCELLANEOUS MAPS, RECORDS OF ORANGE COUNTY, CALIFORNIA, BEING A STRIP OF LAND
40.00 FEET IN WIDTH, THE EASTERLY LINE IF SAID 40.00 FOOT STRIP BEING DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE SOUTH LINE OF SAID LOT, WHICH FOR THIS DESCRIPTION IS CONSIDERED TO BE A LINE PARALLEL WITH AND NORTHERLY 30.00 FEET FROM THE CENTER LINE OF FOURTH STREET AS SHOWN ON THE MAP OF SAID TRACT, SAID POINT BEING DISTANT NORTH 89. 36' 56" EAST 248.93 FEET ALONG SAID LINE FROM THE SOUTHWEST CORNER OF SAID LOT; THENCE PARALLEL WITH THE WEST LINE OF SAID LOT, NORTH 0. 16' 49" WEST 330.50 FEET.
EXCEPT THEREFROM, THE SOUTHERLY 20.00 FEET.
PARCEL 8:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS AND FOR PARKING PURPOSES OVER, ACROSS AND WITHIN PORTIONS OF THAT CERTAIN REAL PROPERTY IDENTIFIED AS "PARCEL B" DESCRIBED IN THAT CERTAIN RECIPROCAL EASEMENT AGREEMENT DATED JUNE 5, 1974, RECORDED JUNE 11, 1974, AS INSTRUMENT NO. 9596, IN BOOK 11167 AT PAGES 905, AND FOLLOWING, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA, FOR THE USES AND PURPOSES AND PURSUANT TO THE RIGHTS APPURTENANT TO PARCEL 1 OF THE DEED OF TRUST (DESCRIBED AS "PARCEL A" IN SAID RECIPROCAL EASEMENT AGREEMENT).
PARCEL 9:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS IN AND TO THAT CERTAIN PORTION OF THOSE CERTAIN PARCELS OF REAL PROPERTY IDENTIFIED AS PARCEL B, C, AND D OF THE DECLARATION OF ESTABLISHMENT OF DRIVEWAY AND DRIVEWAY EASEMENT AGREEMENT DATED OCTOBER 8, 1975, AND RECORDED OCTOBER 24, 1975, AS INSTRUMENT NO. 27558, IN BOOK 11548 AT PAGES 1126, AND FOLLOWING, OFFICIAL RECORDS OF ORANGE COUNTY, CALIFORNIA, TO WIT: THE "DRIVEWAY", AS SUCH TERM IS DESCRIBED IN SAID INSTRUMENT; FOR THE USES AND PURPOSES AND PURSUANT TO THE RIGHTS APPURTENANTS TO PARCEL 1 OF THIS DEED OF TRUST (DESCRIBED AS "PARCEL A" IN SAID DECLARATION OF ESTABLISHMENT OF DRIVEWAY AND DRIVEWAY EASEMENT AGREEMENT).

                                   EXHIBIT B

                               Personal Property



                                EXHIBIT 7.2.1.3

                               Form of Assignment


                               GENERAL ASSIGNMENT


     This General Assignment ("ASSIGNMENT") is executed by CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO L.P., a California limited partnership, having a principal address at c/o AIMCO, 1873 South Bellaire Street, Suite 1700, Denver, Colorado 80222 ("SELLER"), in favor of COLTON REAL ESTATE GROUP, d/b/a THE COLTON COMPANY, a California corporation, having a principal address at 2301 Campus Drive, Suite 150, Irvine, California 92612 ("PURCHASER").

     Seller and Purchaser, have entered into that certain Agreement of Purchase and Sale and Escrow Instructions dated as of ______________, 1999 ("PURCHASE CONTRACT"), in which Seller has agreed to sell and Purchaser has agreed to purchase the real property described in Exhibit "A" attached thereto and the improvements located thereon (collectively, the "PROJECT").

     Pursuant to the Purchase Contract, Seller has agreed to assign, except as otherwise expressly provided in the Purchase Contract, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property (as hereinafter defined).

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

     1. As used herein, the term "PROPERTY" shall mean the following property to the extent said property is owned by Seller and used in, held for use in connection with, or necessary for the operation of the Project:

a. Books and Records. All of Seller's rights in and to files, records, and books of account of the Project.
b. Licenses and Permits. All of Seller's rights and interests in and to plans, specifications, reports, rights, privileges, licenses, permits, surveys, entitlements, maps, agreements, and authorizations utilized with respect to the Project.
c. Service Contracts. All of Seller's rights and interests in and to maintenance, service or utility contracts which relate to the maintenance, repair or operation of the Project.
d. Leases. All of Seller's rights and interests in and to leases, subleases, and other occupancy agreements, whether or not of record, which provide for use or occupancy of space or facilities on or relating to the Project.
          The term "PROPERTY" shall not include any of the foregoing: (i) to the extent the same are reserved to Seller pursuant to the Purchase Contract to which Seller and Purchaser are parties; and (ii) to the extent that the sale or transfer thereof requires consent or approval of any third party, which consent or approval is not obtained by Seller. Nothing herein shall create a transfer or assignment of intellectual property or similar assets of Seller.

     2. Assignment. Seller hereby assigns, sells and transfers, without recourse or warranty, to Purchaser all of Seller's right, title and interest, if any, in and to the Property, subject to any rights of consent as provided therein.

     3. Assumption. Purchaser expressly agrees to assume and hereby assumes all liabilities and obligations of the Seller in connection with the Property Contracts and Commercial Leases listed on Exhibit A to this Assignment and agrees to perform all of the covenants and obligations of Seller thereunder, but only to the extent such liabilities and obligations and/or covenants first accrue and arise after Closing. Purchaser further agrees to indemnify, defend and hold Seller harmless from and against any and all cost, loss, harm or damage which may arise in connection with the Property. Seller agrees to indemnify, defend and hold Purchaser harmless from and against any and all cost, loss, harm or damage which may arise with respect to the Property Contracts and the Commercial Leases which accrued prior to the date hereof.

     4. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument.

     5. Disclaimer. This Assignment and Purchaser's acceptance of the Property shall be without warranty by Seller or recourse to Seller, except only as expressly stated herein or in the Purchase Contract to the contrary.

     6. Attorneys' Fees. If any action or proceeding is commenced by either party to enforce its rights under this Assignment, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses incurred in such action or proceeding, including reasonable attorneys' fees and costs, in addition to any other relief awarded by the court.

     7. Applicable Law. This Assignment shall be governed by and interpreted in accordance with the laws of the State of California.

     8. Titles and Section Headings. Titles of sections and subsections contained in this Assignment are inserted for convenience of reference only, and neither form a part of this Assignment or are to be used in its construction or interpretation.

     9. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors, and assigns.

     10. Entire Agreement; Modification. This Assignment supersedes all prior agreements and constitutes the entire agreement with respect to the subject matter hereof. It may not be altered or modified without the written consent of all parties.

          WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED.


Dated:               , 1999

                  SELLER:

                  CONSOLIDATED CAPITAL EQUITY PARTNERS/TWO L.P., a California limited partnership

               By:  Concap Holdings, Inc., a Texas corporation,
its General Partner


                    By:
                    Name:
                    Its:


Accepted and Agreed:

               PURCHASER:

               COLTON REAL ESTATE GROUP, d/b/a THE COLTON COMPANY, a California corporation

                  By:
                  Name: Linda H. Colton
                  Its:  President

                  By:
                  Name: Jon W. McClintock
                  Its:  Chief Financial Officer


                                EXHIBIT 8.1.1.3

                        Certain parties on the Property


                                      NONE


                                 EXHIBIT 9.1.5

                            Form of Tenant Estoppel



TO:  Colton Real Estate Group
     2301 Campus Drive
     Suite 150
     Irvine, California 92612
     Attention:


RE: LEASE AGREEMENT (THE "LEASE") DATED ______________, BY AND BETWEEN ____________________________ ("LANDLORD") AND
     _____________________("TENANT")


          The undersigned is the tenant under the Lease, whereby Tenant leases from Landlord certain office space in the office building located at ______________, Santa Ana, California (the "PROPERTY"). Tenant understands that Colton Real Estate Group ("PROSPECTIVE PURCHASER") may be purchasing the Property from Landlord and Tenant certifies to Landlord and Prospective Purchaser as follows:

1.   The Lease is in full force and effect on the date hereof.
2. The term of the Lease began on _____________________. The termination date of the present term of the Lease, excluding unexercised renewals, is
     ___________________.
3.   Tenant has paid rent for the Property for the period up to and including
     ________________.
4. As of the date hereof, Tenant is occupying the Property and is open for business.
5. To Tenant's knowledge, Landlord is not in default under the Lease beyond applicable cure periods in the performance of any covenant, agreement, term, provision or condition contained in the Lease.
6. The undersigned is authorized to execute this Estoppel Certificate on behalf of Tenant.


Dated this _____ day of _____________, 1999.
                         TENANT:
                         ___________________________________,
                         a ______________ ___________________


                         By:________________________________
                         Name:______________________________
                         Title:_______________________________






                                   SCHEDULE 1

                                Permit Schedule

                          See Attached Permit Schedule



                                   SCHEDULE 2


                             See Attached Rent Roll






                                   SCHEDULE 3

                               Contract Schedule

                         See Attached Contract Schedule